                                                                     EXHIBIT 4.1



                                                                [Execution Copy]





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                                   ATMEL S.A.

                                     ISSUER


                                ATMEL CORPORATION

                                    GUARANTOR

                                       TO


                           STATE STREET BANK AND TRUST
                           COMPANY OF CALIFORNIA, N.A.

                                     TRUSTEE



                                ----------------


                                    INDENTURE

                            DATED AS OF MAY 15, 1997


                                ----------------

                                U.S.$175,000,000



             3.25% CONVERTIBLE SUBORDINATED GUARANTEED STEP-UP NOTES
                                    DUE 2002



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
                                TABLE OF CONTENTS

                                   -----------

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                                                                                                                Page
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         RECITALS ................................................................................................1

ARTICLE ONE - DEFINITIONS AND OTHER PROVISIONS OF
         GENERAL APPLICATION......................................................................................1
         SECTION 1.1.      Definitions............................................................................1
                  Accreted Value..................................................................................2
                  Act.............................................................................................3
                  Additional Amounts..............................................................................3
                  Affiliate.......................................................................................3
                  Agent Member....................................................................................3
                  Applicable Price................................................................................3
                  Authenticating Agent............................................................................3
                  Authorized Newspaper............................................................................3
                  Board of Directors or Board.....................................................................4
                  Board Resolution................................................................................4
                  Business Day....................................................................................4
                  Closing Price...................................................................................4
                  Code............................................................................................4
                  Commission......................................................................................4
                  Common Stock....................................................................................4
                  Constituent Person..............................................................................5
                  Conversion Agent................................................................................5
                  Conversion Price................................................................................5
                  Corporate Trust Office..........................................................................5
                  corporation.....................................................................................5
                  Defaulted Interest..............................................................................5
                  Depositary......................................................................................5
                  Dollar..........................................................................................5
                  U.S.$...........................................................................................5
                  DTC.............................................................................................5
                  Event of Default................................................................................5
                  Exchange Act....................................................................................5
                  Expiration Time.................................................................................5
                  Fundamental Change..............................................................................5

Note:             This table of contents shall not, for any purpose, be deemed to be a part of the
                  Indenture.

                  Global Security.................................................................................6
                  Guarantee.......................................................................................6
                  Guarantor.......................................................................................6
                  Guarantor Board.................................................................................6
                  Guarantor Board Resolution......................................................................6
                  Guarantor Designated Senior Indebtedness........................................................6
                  Guarantor Payment Blockage Notice...............................................................6
                  Guarantor Request or Guarantor Order............................................................6
                  Holder..........................................................................................6
                  Indebtedness....................................................................................6
                  Indenture.......................................................................................7
                  Initial Purchasers..............................................................................7
                  Interest Payment Date...........................................................................7
                  Issuer..........................................................................................8
                  Issuer Designated Senior Indebtedness...........................................................8
                  Issuer Notice...................................................................................8
                  Issuer Payment Blockage Notice..................................................................8
                  Issuer Request..................................................................................8
                  Liquidated Damages..............................................................................8
                  Maturity........................................................................................8
                  Non-electing Share..............................................................................8
                  Officers' Certificate...........................................................................8
                  Opinion of Counsel..............................................................................8
                  Outstanding.....................................................................................8
                  Paying Agent....................................................................................9
                  Person..........................................................................................9
                  Place of Conversion.............................................................................9
                  Place of Payment...............................................................................10
                  Predecessor Security...........................................................................10
                  Purchase Agreement.............................................................................10
                  Purchased Shares...............................................................................10
                  Record Date....................................................................................10
                  Redemption Date................................................................................10
                  Redemption Price...............................................................................10
                  Reference Market Price.........................................................................10
                  Registration Rights Agreement..................................................................10
                  Regular Record Date............................................................................10
                  Regulation S...................................................................................10
                  Representative.................................................................................10

Note:             This table of contents shall not, for any purpose, be deemed to be a part of the
                  Indenture.

                  Repurchase Date................................................................................11
                  Repurchase Price...............................................................................11
                  Responsible Officer............................................................................11
                  Restricted Global Security.....................................................................11
                  Restricted Securities..........................................................................11
                  Restricted Securities Legend...................................................................11
                  Rule 144A......................................................................................11
                  Rule 144A Information..........................................................................11
                  Securities.....................................................................................11
                  Securities Act.................................................................................11
                  Security Register and Security Registrar.......................................................11
                  Senior Indebtedness............................................................................11
                  Special Record Date............................................................................12
                  Stated Maturity................................................................................12
                  Subsidiary.....................................................................................12
                  Successor Security.............................................................................12
                  Tax Affected Security..........................................................................12
                  Taxing Jurisdiction............................................................................12
                  Tax Law Change.................................................................................12
                  Trading Day....................................................................................13
                  Transfer Agent.................................................................................13
                  Trust Indenture Act............................................................................13
                  Trustee  ......................................................................................13
                  United States..................................................................................13
                  Western Europe.................................................................................13
         SECTION 1.2.      Compliance Certificates and Opinions..................................................13
         SECTION 1.3.      Form of Documents Delivered to the Trustee............................................14
         SECTION 1.4.      Acts of Holders of Securities.........................................................15
         SECTION 1.5.      Notices, Etc., to Trustee, Issuer and Guarantor.......................................17
         SECTION 1.6.      Notice to Holders of Securities; Waiver...............................................17
         SECTION 1.7.      Effect of Headings and Table of Contents..............................................18
         SECTION 1.8.      Successors and Assigns................................................................18
         SECTION 1.9.      Separability Clause...................................................................18
         SECTION 1.10.     Benefits of Indenture.................................................................18
         SECTION 1.11.     Governing Law.........................................................................19
         SECTION 1.12.     Legal Holidays........................................................................19
         SECTION 1.13.     Conflict with Trust Indenture Act.....................................................19
         SECTION 1.14.     Jurisdiction..........................................................................19
         SECTION 1.15.     Guarantor May Exercise Rights of Issuer...............................................20

Note:             This table of contents shall not, for any purpose, be deemed to be a part of the
                  Indenture.

         SECTION 1.16.     Indenture and Securities Solely Corporate Obligations.................................21
         SECTION 1.17.     Luxembourg Obligations................................................................21

ARTICLE TWO - SECURITY FORMS.....................................................................................21
         SECTION 2.1.      Forms Generally.......................................................................21
         SECTION 2.2.      Form of Security......................................................................22
         SECTION 2.3.      Form of Certificate of Authentication.................................................39
         SECTION 2.4.      Form of Conversion Notice.............................................................40

ARTICLE THREE - THE SECURITIES...................................................................................41
         SECTION 3.1.      Title and Terms.......................................................................41
         SECTION 3.2.      Denominations.........................................................................42
         SECTION 3.3.      Execution, Authentication, Delivery and Dating........................................42
         SECTION 3.4.      Global Securities; Non-Global Securities..............................................43
         SECTION 3.5.      Registration, Registration of Transfer and Exchange;
                                 Restrictions on Transfer........................................................44
         SECTION 3.6.      Mutilated, Destroyed, Lost or Stolen Securities.......................................47
         SECTION 3.7.      Payment of Interest; Interest Rights Preserved........................................48
         SECTION 3.8.      Persons Deemed Owners.................................................................49
         SECTION 3.9.      Cancellation..........................................................................49
         SECTION 3.10.     Computation of Interest...............................................................49
         SECTION 3.11.     CUSIP Numbers.........................................................................50

ARTICLE FOUR - SATISFACTION AND DISCHARGE........................................................................50
         SECTION 4.1.      Satisfaction and Discharge of Indenture...............................................50
         SECTION 4.2.      Application of Trust Money............................................................51

ARTICLE FIVE - REMEDIES..........................................................................................52
         SECTION 5.1.      Events of Default.....................................................................52
         SECTION 5.2.      Acceleration of Maturity; Rescission and Annulment....................................53
         SECTION 5.3.      Collection of Indebtedness and Suits for Enforcement by Trustee.......................54
         SECTION 5.4.      Trustee May File Proofs of Claim......................................................55
         SECTION 5.5.      Trustee May Enforce Claims Without Possession of Securities...........................56
         SECTION 5.6.      Application of Money Collected........................................................56
         SECTION 5.7.      Limitation on Suits...................................................................57
         SECTION 5.8.      Unconditional Right of Holders to Receive Principal, Premium and
                           Interest and to Convert...............................................................57
         SECTION 5.9.      Restoration of Rights and Remedies....................................................58
         SECTION 5.10.     Rights and Remedies Cumulative........................................................58

Note:             This table of contents shall not, for any purpose, be deemed to be a part of the
                  Indenture.

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         SECTION 5.11.     Delay or Omission Not Waiver..........................................................58
         SECTION 5.12.     Control by Holders of Securities......................................................58
         SECTION 5.13.     Waiver of Past Defaults...............................................................59
         SECTION 5.14.     Undertaking for Costs.................................................................59
         SECTION 5.15.     Waiver of Stay, Extension and Usury Laws..............................................60

ARTICLE SIX - THE TRUSTEE........................................................................................60
         SECTION 6.1.      Certain Duties and Responsibilities...................................................60
         SECTION 6.2.      Notice of Defaults....................................................................61
         SECTION 6.3.      Certain Rights of Trustee.............................................................62
         SECTION 6.4.      Not Responsible for Recitals or Issuance of Securities................................63
         SECTION 6.5.      May Hold Securities, Act as Trustee Under Other Indentures............................63
         SECTION 6.6.      Money Held in Trust...................................................................63
         SECTION 6.7.      Compensation and Reimbursement........................................................64
         SECTION 6.8.      Corporate Trustee Required; Eligibility...............................................64
         SECTION 6.9.      Resignation and Removal; Appointment of Successor.....................................65
         SECTION 6.10.     Acceptance of Appointment by Successor................................................66
         SECTION 6.11.     Merger, Conversion, Consolidation or Succession to Business...........................67
         SECTION 6.12.     Authenticating Agents.................................................................67
         SECTION 6.13.     Disqualification; Conflicting Interests...............................................68
         SECTION 6.14.     Preferential Collection of Claims Against Issuer......................................68

ARTICLE SEVEN - CONSOLIDATION, MERGER, TRANSFER OR LEASE.........................................................69
         SECTION 7.1.      Issuer or Guarantor May Consolidate, Etc., Only on
                                 Certain Terms...................................................................69
         SECTION 7.2.      Successor Substituted.................................................................70

ARTICLE EIGHT - SUPPLEMENTAL INDENTURES..........................................................................70
         SECTION 8.1.      Supplemental Indentures Without Consent of Holdersof Securities.......................70
         SECTION 8.2.      Supplemental Indentures with Consent of Holders of Securities.........................71
         SECTION 8.3.      Execution of Supplemental Indentures..................................................72
         SECTION 8.4.      Effect of Supplemental Indentures.....................................................73
         SECTION 8.5.      Reference in Securities to Supplemental Indentures....................................73
         SECTION 8.6.      Notice of Supplemental Indentures.....................................................73

ARTICLE NINE - MEETINGS OF HOLDERS OF SECURITIES.................................................................74
         SECTION 9.1.      Purposes for Which Meetings May Be Called.............................................74
         SECTION 9.2.      Call, Notice and Place of Meetings....................................................74
         SECTION 9.3.      Persons Entitled to Vote at Meetings..................................................74

Note:             This table of contents shall not, for any purpose, be deemed to be a part of the
                  Indenture.

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         SECTION 9.4.      Quorum; Action........................................................................75
         SECTION 9.5.      Determination of Voting Rights; Conduct and Adjournment of
                           Meetings..............................................................................75
         SECTION 9.6.      Counting Votes and Recording Action of Meetings.......................................76

ARTICLE TEN - COVENANTS..........................................................................................77
         SECTION 10.1.     Payment of Principal, Premium and Interest............................................77
         SECTION 10.2.     Maintenance of Offices or Agencies....................................................77
         SECTION 10.3.     Money for Security Payments To Be Held in Trust.......................................78
         SECTION 10.4.     Additional Amounts ...................................................................79
         SECTION 10.6.     Statement by Officers as to Default...................................................80
         SECTION 10.7.     Delivery of Certain Information.......................................................80
         SECTION 10.8.     Resale of Certain Securities; Reporting Issuer........................................81

ARTICLE ELEVEN - REDEMPTION OF SECURITIES........................................................................81
         SECTION 11.1.     Right of Redemption...................................................................81
         SECTION 11.2.     Applicability of Article..............................................................81
         SECTION 11.3.     Election to Redeem; Notice to Trustee.................................................82
         SECTION 11.4.     Selection by Trustee of Securities to Be Redeemed.....................................82
         SECTION 11.5.     Notice of Redemption..................................................................82
         SECTION 11.6.     Deposit of Redemption Price...........................................................84
         SECTION 11.7.     Securities Payable on Redemption Date.................................................84
         SECTION 11.8.     Securities Redeemed in Part...........................................................84
         SECTION 11.9.     Conversion Arrangement on Call for Redemption.........................................85

ARTICLE TWELVE - CONVERSION OF SECURITIES........................................................................86
         SECTION 12.1.     Conversion Privilege and Conversion Price.............................................86
         SECTION 12.2.     Exercise of Conversion Privilege......................................................86
         SECTION 12.3.     Fractions of Shares...................................................................88
         SECTION 12.4.     Adjustment of Conversion Price........................................................88
         SECTION 12.5.     Notice of Adjustments of Conversion Price.............................................96
         SECTION 12.6.     Notice of Certain Corporate Action....................................................96
         SECTION 12.7.     Issuer to Provide Common Stock........................................................98
         SECTION 12.8.     Taxes on Conversions..................................................................98
         SECTION 12.9.     Issuer Covenant as to Common Stock....................................................98
         SECTION 12.10.          Cancellation of Converted Securities............................................98
         SECTION 12.11.          Provision in Case of Consolidation, Merger, or Sale of Assets
                                 of the Guarantor................................................................98
         SECTION 12.12.          Responsibility of Trustee for Conversion Provisions.............................99

Note:             This table of contents shall not, for any purpose, be deemed to be a part of the
                  Indenture.

ARTICLE THIRTEEN - SUBORDINATION OF SECURITIES..................................................................100
         SECTION 13.1.     Agreement of Subordination...........................................................100
         SECTION 13.2.     Payments to Noteholders..............................................................101
         SECTION 13.3.     Subrogation of Securities............................................................104
         SECTION 13.4.     Authorization to Effect Subordination................................................105
         SECTION 13.5.     Notice to Trustee....................................................................105
         SECTION 13.6.     Trustee's Relation to Senior Indebtedness of the Issuer..............................106
         SECTION 13.7.     No Impairment of Subordination.......................................................106
         SECTION 13.8.     Article Applicable to Paying Agents..................................................107

ARTICLE FOURTEEN - SUBORDINATION OF GUARANTEE...................................................................107
         SECTION 14.1.     Agreement of Subordination...........................................................107
         SECTION 14.2.     Payments to Noteholders..............................................................108
         SECTION 14.3.     Subrogation of Securities............................................................111
         SECTION 14.4.     Authorization to Effect Subordination................................................112
         SECTION 14.5.     Notice to Trustee....................................................................112
         SECTION 14.6.     Trustee's Relation to Senior Indebtedness of the Guarantor...........................113
         SECTION 14.7.     No Impairment of Subordination.......................................................113
         SECTION 14.8.     Certain Conversions Deemed Payment...................................................114
         SECTION 14.9.     Article Applicable to Paying Agents..................................................114

ARTICLE FIFTEEN - REPURCHASE OF SECURITIES AT THE OPTION OF THE
          HOLDER UPON A FUNDAMENTAL CHANGE......................................................................115
         SECTION 15.1.     Right to Require Repurchase..........................................................115
         SECTION 15.2.     Notices; Method of Exercising Repurchase Right, Etc..................................116
         SECTION 15.3.     Merger, Consolidation, etc...........................................................117

ARTICLE SIXTEEN - HOLDERS LISTS AND REPORTS BY TRUSTEE AND ISSUER...............................................118
         SECTION 16.1.     Issuer to Furnish Trustee Names and Addresses of Holders.............................118
         SECTION 16.2.     Preservation of Information..........................................................119
         SECTION 16.3.     Reports by Trustee...................................................................119
         SECTION 16.4.     Reports by Issuer and Guarantor......................................................119

ARTICLE SEVENTEEN - GUARANTEE...................................................................................120
         SECTION 17.1.     Guarantee............................................................................120
         SECTION 17.2.     Subordination of Payments under Guarantee............................................121
         SECTION 17.3.     Subrogation..........................................................................121


Note:             This table of contents shall not, for any purpose, be deemed to be a part of the
                  Indenture.

         INDENTURE, dated as of May 15, 1997, by and among Atmel S.A., a societe anonyme organized under the laws of The Republic of France (herein called the "Issuer"), Atmel Corporation, a California corporation (herein called the "Guarantor"), and State Street Bank and Trust Company of California, N.A., a national banking association organized under the laws of the United States of America, as Trustee hereunder (herein called the "Trustee").

                                    RECITALS

         The Issuer has duly authorized the creation of an issue of its 3.25% Convertible Subordinated Guaranteed Step-Up Notes due 2002 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities, when the Securities are executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer and the Guarantor, in accordance with their and its terms, have been done.

         The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantee (as hereinafter defined) of the Securities.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, the Issuer, the Guarantor and the Trustee mutually covenant and agree, for the equal and pro portionate benefit of all Holders of the Securities as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 1.1.      Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation, other than for the purpose of the definition of Indebtedness and Senior Indebtedness set forth herein; and

                  (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Accreted Value" of each Security in the principal amount of U.S.$1,000 shall be determined so that, together with accrued interest from the immediately preceding Interest Payment Date and after taking into account any interest paid in respect of such Securities in all such preceding periods, the Accreted Value shall represent for a Holder of a Security a yield-to-maturity identical to that applicable in the case of a redemption of such Security at Maturity, being 5.1% per annum and shall be calculated in accordance with the following formula, rounded (if necessary) to two decimal places, with 0.005 being rounded upwards (provided that if the Redemption Date is an Interest Payment Date, the Accreted Value shall be as set out in the table below in respect of such Interest Payment
Date):

Accreted Value = (Previous Accreted Value  x (1 + r/2) d/p) - AI/2

where:

         A) "Previous Accreted Value" equals the Accreted Value on the Interest Payment Date immediately preceding the Redemption Date as set forth below (expressed as a percentage of the principal amount):

                  Interest Payment Date                   Accreted Value

                  December 1, 1997                                     100.93%
                       June 1, 1998                                    101.87
                  December 1, 1998                                     102.84
                       June 1, 1999                                    103.84
                  December 1, 1999                                     104.86
                       June 1, 2000                                    105.91
                  December 1, 2000                                     104.49
                       June 1, 2001                                    103.02
                  December 1, 2001                                     101.52
                       June 1, 2002                                    100.00

         B)       "r" is equal to 5.1% (expressed as 51/1000);

         C) "d" is equal to the number of days from and including the immediately preceding Interest Payment Date to, but excluding, the Redemption Date, calculated on the basis of a 180 day period consisting of six months of 30 days each, and, in the case of an incomplete month, the number of days elapsed;

         D)       "p" is equal to 180; and

         E) "AI" is accrued interest on the principal amount of the Securities from and including the immediately preceding Interest Payment Date to, but excluding, the Redemption Date, calculated on the basis of a 360 day period consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

         "Additional Amounts" has the meaning specified in Section 2.2.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Price" means (i) in the event of a Fundamental Change in which the holders of the Guarantor's Common Stock receive only cash, the amount of cash received by the holder of one share of Common Stock and (ii) in the event of any other Fundamental Change, the arithmetic average of the Closing Price for the Guarantor's Common Stock during the ten Trading Days prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change, or, if there is no such record date, the date upon which the holders of the Common Stock shall have the right to receive such cash, securities, property or other assets in connection with the Fundamental Change.

         "Authenticating Agent" means any Person authorized pursuant to Section
6.12 to act on behalf of the Trustee to authenticate Securities.

         "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Monday, Tuesday, Wednesday, Thursday and Friday, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in an Authorized Newspaper, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Monday, Tuesday, Wednesday, Thursday and Friday.

         "Board of Directors" or "Board" means either the board of directors of the Issuer or any committee of that board empowered to act for it with respect to this Indenture.

         "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; provided, however, that a day on which banking institutions in New York, New York, Los Angeles, California or Luxembourg are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Section 10.1, 10.3, 11.6, 13.5 or Section 14.5.

         "Closing Price" has the meaning specified in Section 12.4(8)(a).

         "Code" means the United States Internal Revenue Code of 1986, as amended.

         "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" includes any stock or shares of any class of the Guarantor which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Guarantor and which is not subject to redemption by the Guarantor; provided, however, subject to the provisions of Section 12.11, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Guarantor at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Guarantor and which are not subject to redemption by the Guarantor; provided, further, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Constituent Person" has the meaning specified in Section 12.11.

         "Conversion Agent" means any Person authorized by the Issuer to convert Securities in accordance with Article Twelve. The Issuer has initially appointed
(i) the Trustee as its Conversion Agent, which in such capacity shall act through its Affiliate, State Street Bank and Trust Company, N.A., in the Borough of Manhattan, The City of New York, New York and (ii), so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange shall require that a Conversion Agent be maintained in Luxembourg, State Street Bank Luxembourg, S.A., as its Conversion Agent in Luxembourg.

         "Conversion Price" has the meaning specified in Section 12.1.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 725 South Figueroa Street, Los Angeles, California 90017).

         "corporation" means a corporation, company, including, without limitation, a limited liability company, association, joint-stock company or business trust.

         "Defaulted Interest" has the meaning specified in Section 3.7.

         "Depositary" means, with respect to any Securities issued in whole or in part in the form of one or more Global Securities, the clearing agency that is registered under the Exchange Act and designated to act as Depositary for such Securities, as contemplated by Section 3.4(A), or any successor clearing agency registered under the Exchange Act as contemplated by Section 3.4(A).

         "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "DTC" means The Depository Trust Company, a New York corporation.

         "Event of Default" has the meaning specified in Section 5.1.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

         "Expiration Time" has the meaning specified in Section 12.4(6).

         "Fundamental Change" means the occurrence of any transaction or event in connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock or shares which are (or, upon consummation of or immediately following such transaction or event, will be) listed on a United States national securities exchange or approved for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

         "Global Security" means any Security issued in the form set forth in
Section 2.2 and registered in the Security Register in the name of a Depositary or a nominee thereof.

         "Guarantee" means the guarantee by the Guarantor set forth in Article Seventeen hereof.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

         "Guarantor Board" means either the board of directors of the Guarantor or any committee of that board empowered to act for it with respect to this Indenture.

         "Guarantor Board Resolution" means a resolution duly adopted by the Guarantor Board, a copy of which, certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Guarantor Board and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

         "Guarantor Designated Senior Indebtedness" means the Guarantor's obligations under any particular Senior Indebtedness of the Guarantor in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Guarantor is a party) expressly provides that such Senior Indebtedness shall be "Guarantor Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Guarantor Designated Senior Indebtedness).

         "Guarantor Payment Blockage Notice" has the meaning specified in
Section 14.2.

         "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of the Guarantor by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its principal financial officer, Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Holder", when used with respect to any Security, means the Person in whose name the Security is registered in the Security Register.

         "Indebtedness" means, with respect to any Person, and without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of such Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof) (other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the landlord and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d), (f) any indebtedness or other obligations described in clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Individual Security" has the meaning specified in Section 3.5(A)(b).

         "Initial Purchasers" means Deutsche Morgan Grenfell Inc., Alex. Brown & Sons Incorporated, BNP plc, Credit Lyonnais Securities, Smith Barney Inc. and Societe Generale Securities Corp.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

         "Issuer Designated Senior Indebtedness" means the Issuer's obligations under any particular Senior Indebtedness of the Issuer in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Issuer is a party) expressly provides that such Senior Indebtedness shall be "Issuer Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of the Issuer Designated Senior Indebtedness).

         "Issuer Notice" has the meaning specified in Section 15.2.

         "Issuer Payment Blockage Notice" has the meaning specified in Section 13.2.

         "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by the President of the Issuer, and delivered to the Trustee.

         "Liquidated Damages" has the meaning specified in the Registration Rights Agreement.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article Fifteen or otherwise.

         "Non-electing Share" has the meaning specified in Section 12.11.

         "Officers' Certificate" means a certificate signed (i) in the case of the Issuer, by the President of the Issuer, and (ii) in the case of the Guarantor, by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of independent counsel of recognized standing who may be counsel for the Issuer or the Guarantor, as the case may be, and who shall be reasonably acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer or the Guarantor) or set aside and segregated in trust by the Issuer (if the Issuer or the Guarantor shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer; and

                  (iv) Securities converted into Common Stock pursuant to Article Twelve;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer or the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer or the Guarantor or such other obligor.

         "Paying Agent" means any Person authorized by the Issuer to pay the principal of or interest on any Securities on behalf of the Issuer and, except as otherwise specifically set forth herein, such term shall include the Issuer if it shall act as its own Paying Agent. The Issuer has initially appointed (i) the Trustee as its Paying Agent, which in such capacity shall act through its Affiliate State Street Bank and Trust Company, N.A., in the Borough of Manhattan, The City of New York, New York and (ii), so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange shall require that a Paying Agent be maintained in Luxembourg, State Street Bank Luxembourg, S.A., as its Paying Agent in Luxembourg.

         "Person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Conversion" has the meaning specified in Section 3.1.

         "Place of Payment" has the meaning specified in Section 3.1.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Purchase Agreement" means the Purchase Agreement, dated May 19, 1997, between the Issuer, the Guarantor and the Initial Purchasers, as such agreement may be amended from time to time.

         "Purchased Shares" has the meaning specified in Section 12.4(6).

         "Record Date" means any Regular Record Date or Special Record Date.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Market Price" means $16.67 and in the event of any adjustment to the Conversion Price pursuant to Section 12.4, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of $16.67 to the initial Conversion Price specified in Section 12.1 (without regard to any adjustment thereto).

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of May 15, 1997, between the Guarantor and the Initial Purchasers, as such agreement may be amended from time to time.

         "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior

Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "Repurchase Date" has the meaning specified in Section 15.1.

         "Repurchase Price" has the meaning specified in Section 15.1.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee including without limitation any vice president, assistant vice president, assistant treasurer, assistant secretary, corporate trust officer, assistant corporate trust officer or other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

         "Restricted Global Security" has the meaning specified in Section
3.5(b).

         "Restricted Securities" means all Securities required pursuant to
Section 3.5(c) to bear the Restricted Securities Legend. Such term includes the Restricted Global Security.

         "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 2.2 to be placed upon each Restricted Security.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A Information" has the meaning specified in Section 10.7.

         "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals".

         "Securities Act" means the United States Securities Act of 1933, as amended from time to time.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

         "Senior Indebtedness" means, with respect to any Person, the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of such Person, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by such Person (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or the obligations under the Guarantee, as applicable, or expressly provides that such Indebtedness is "pari passu" or "junior" to the Securities or the obligations under the Guarantee, as applicable. Notwithstanding the foregoing, the Senior Indebtedness shall not include any Indebtedness of such Person to any Subsidiary of such Person a majority of the voting stock of which is owned, directly or indirectly, by such Person, and, in the case of the Issuer, Senior Indebtedness shall not include any obligations of the Issuer required by applicable law to be subordinate to, or pari passu with, the Notes.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Issuer pursuant to Section 3.7.

         "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" means, with respect to any Person, a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries, or by such Person and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Tax Affected Security" means any Security that, if as a result of any Tax Law Change, the Issuer has or will become obligated to pay Additional Amounts in respect of such Security.

         "Taxing Jurisdiction" has the meaning specified in Section 2.2, as such definition may be modified from time to time in accordance with Article Seven.

         "Tax Law Change" means any change in, or amendment to, the laws, regulations, treaties or rulings prevailing in The Republic of France or the United States of America or any political subdivision or taxing authority thereof or therein, which change or amendment becomes effective on or after May 19, 1997 or any application or judicial, legislative or administrative interpretation of such laws, regulations, treaties or rulings.

         "Trading Day" has the meaning specified in Section 12.4(8)(e).

         "Transfer Agent" has the meaning specified in Section 2.2. The Issuer has initially appointed (i) the Trustee as its Transfer Agent, which in such capacity shall act through its Affiliate State Street Bank and Trust Company, N.A., in the Borough of Manhattan, The City of New York, New York and (ii), so long as the Securities are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange shall require, State Street Bank Luxembourg, S.A., as its Transfer Agent in Luxembourg.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

         "Western Europe" means Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.


SECTION 1.2.      Compliance Certificates and Opinions.

         Upon any application or request by the Issuer or the Guarantor to the Trustee or any Paying Agent to take any action under any provision of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee or the Paying Agent, as the case may be, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates provided for in Section 10.6) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her, as the case may be, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 1.3.      Form of Documents Delivered to the Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Issuer or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4.      Acts of Holders of Securities.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Nine. Such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Issuer and the Guarantor, as the case may be. The Trustee shall promptly deliver to the Issuer and the Guarantor copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee, the Issuer and the Guarantor if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 9.6.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) The principal amount and serial number of any Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

         (d) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee or the Paying Agent deems sufficient; and the Trustee or any Paying Agent may in any instance require further proof with respect to any of the matters referred to in this Section 1.4.

         (e) The Issuer may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Issuer shall notify the Trustee, each Paying Agent and the Holders of such record date. If not set by the Issuer prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to

Section 16.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Issuer shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

         Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.1(4), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Issuer, (ii) any declaration of acceleration referred to in Section 5.2, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Issuer, or (iii) any direction referred to in Section 5.12, if the Trustee shall not have taken the action specified in such direction, then a record date shall automatically and without any action by the Issuer or the Trustee be set for determining the Holders entitled to join in such notice, declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such notice, declaration or direction. Promptly after such receipt by the Trustee, and as soon as practicable thereafter, the Trustee shall notify the Issuer and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Issuer by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

         (f) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

         (g) The provisions of this Section 1.4 are subject to the provisions of
Section 9.5.

SECTION 1.5.      Notices, Etc., to Trustee, Issuer and Guarantor.

         Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee or the Paying Agent in New York, New York or the Paying Agent in Luxembourg by any Holder of Securities or by the Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Services -Atmel (facsimile number (213) 362-7357), or to or with the Paying Agent in New York, New York and received at State Street Bank and Trust Company, N.A., 61 Broadway, Concourse Level, Corporate Trust Window, New York, New York 10006, Attention: Atmel, or to or with the Paying Agent in Luxembourg and received at 47 Boulevard Royal, Luxembourg L-2449, Attention: Atmel (facsimile number: (011) 352 46 36
         31), or

                  (2) the Issuer or the Guarantor by the Trustee or any Paying Agent or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Issuer and the Guarantor at, in the care of the Issuer, Zone Industrielle, 13106 Rousset, France and at, in the care of the Guarantor, Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131 (facsimile number: (408) 436-4380), Attention:
         General Counsel, or at any other address previously furnished in writing to the Trustee by the Issuer or the Guarantor.

         Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.


SECTION 1.6.      Notice to Holders of Securities; Waiver.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. Such notice shall be deemed to have been given when such notice is mailed.

         In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities given as provided above.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


SECTION 1.7.      Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 1.8.      Successors and Assigns.

         All covenants, stipulations, promises and agreements in this Indenture by the Issuer or the Guarantor shall bind such party's respective successors and assigns, whether so expressed or not.


SECTION 1.9.      Separability Clause.

         In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforce able, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 1.10.     Benefits of Indenture.

         Except as provided in the next sentence, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture. The provisions of Article Thirteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness of the Issuer. The provisions of Article Fourteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness of the Guarantor.

SECTION 1.11.     Governing Law.

         THIS INDENTURE, THE GUARANTEE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.


SECTION 1.12.     Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal and premium, if any, or delivery for conversion of such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.


SECTION 1.13.     Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Issuer, the Guarantor and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.


SECTION 1.14.     Jurisdiction.

         (a) Each of the Issuer and the Guarantor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in New York City over any suit, action or proceeding arising out of or relating to this Indenture or any

Security. Each of the Issuer and the Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Issuer or the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, the Issuer and the Guarantor, as the case may be, irrevocably waives such immunity in respect of its obligations under the Indenture, the Guarantee or any Security. Each of the Issuer and the Guarantor agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Issuer or the Guarantor, as the case may be, and, to the extent permitted by applicable law, may be enforced in any court to the jurisdiction of which the Issuer or the Guarantor, as the case may be, is subject by a suit upon such judgment or in any manner provided by law; provided that service of process is effected upon the Issuer or the Guarantor, as the case may be, in the manner specified in the following subsection or as otherwise permitted by law.

         (b) As long as any of the Securities remain outstanding, the Issuer and the Guarantor will at all times have an authorized agent in New York City, upon whom process may be served in any legal action or proceeding arising out of or relating to this Indenture or any Security. Service of process upon such agent and written notice of such service mailed or delivered to the Issuer or the Guarantor shall to the fullest extent permitted by law be deemed in every respect effective service of process upon the Issuer or the Guarantor, as the case may be, in any such legal action or proceeding. Each of the Issuer and the Guarantor hereby irrevocably appoints the CT Corporation System, 1633 Broadway, New York, New York 10019 as its agent for such purpose, and covenants and agrees that service of process in any suit, action or proceeding may be made upon it at such office of such agent. Notwithstanding the foregoing, each of the Issuer and the Guarantor may, with prior written notice to the Trustee, terminate the appointment of such agent and appoint another agent for the above purposes so that the Issuer and the Guarantor, as the case may be, shall at all times have an agent for the above purposes in New York City.


SECTION 1.15.     Guarantor May Exercise Rights of Issuer.

         The Guarantor shall be entitled to exercise in place of, or direct the Issuer in the exercise of, any and all rights, privileges and discretions of the Issuer hereunder or under the Securities, and may give in its own name any notice, request or direction required or permitted to be given by the Issuer hereunder or under the Securities, in which case references to the Issuer in the relevant provisions herein shall be deemed to be to the Guarantor. In the event of any conflict or apparent conflict in any notices or instructions received by the Trustee from the Issuer and the Guarantor, the Trustee shall be entitled to rely and shall be fully protected in relying on the notice or instruction from the Guarantor.

SECTION 1.16.     Indenture and Securities Solely Corporate Obligations.

         No recourse for the payment of the principal of or premium, if any, or interest on any Security and no recourse under or upon any obligation, covenant or agreement of the Issuer or the Guarantor under the Guarantee in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Issuer and the Guarantor or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of, and as a consideration for, the execution of this Indenture, the Guarantee and the issue of the Securities.


SECTION 1.17.     Luxembourg Obligations.

         Any and all obligations of the Issuer or the Guarantor under this Indenture (i) to maintain a Conversion Agent, Paying Agent or Transfer Agent in Luxembourg, (ii) to maintain an office for payment and conversion of the Securities in Luxembourg pursuant to Section 10.2, (iii) to publish notice of the occurrence of certain events under this Indenture in Luxembourg or (iv) to take any other action under this Indenture that is specifically required to be taken in Luxembourg (the "Luxembourg Obligations") shall cease to exist, and any of the provisions in this Indenture regarding such Luxembourg Obligations shall no longer have any force or effect, if at any time the Securities are either no longer listed on the Luxembourg Stock Exchange or such obligation is no longer required by the Luxembourg Stock Exchange.


                                   ARTICLE TWO

                                 SECURITY FORMS


SECTION 2.1.      Forms Generally.

         The Securities shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the law of The Republic of France, the Code, and the treasury regulations under the Code, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

         The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.3.

         Conversion notices shall be in substantially the form set forth in
Section 2.4.

         The Securities may be printed, lithographed, typewritten, mimeographed or otherwise produced, as determined by the officers of the Issuer executing such Security, as evidenced by their execution thereof.


SECTION 2.2.      Form of Security.

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED
SECURITY OTHER THAN ANY RESTRICTED GLOBAL SECURITY:

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY, THE GUARANTEE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHER WISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLI CABLE EXEMPTION THEREFROM. THIS SECURITY MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF ATMEL S.A. (THE "ISSUER") AND ATMEL CORPORATION (THE "GUARANTOR") THAT (A) THIS SECURITY, THE GUARANTEE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS THEREOF, (IV) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE HOLDER WILL, AND

EACH SUBSEQUENT HOLDER OF THIS SECURITY, THE GUARANTEE OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY, THE GUARANTEE OR COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

         THIS SECURITY, THE GUARANTEE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY, THE GUARANTEE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY, THE GUARANTEE AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY, THE GUARANTEE AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED
GLOBAL SECURITY:

         THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES, THE GUARANTEE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITIES MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SUCH SECURITIES MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF SUCH BENEFICIAL INTEREST IN THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         EACH BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (INCLUDING ANY PARTICIPANT IN THE DEPOSITARY HOLDING THE GLOBAL SECURITY THAT IS SHOWN AS HOLDING SUCH AN INTEREST ON THE RECORDS OF SUCH DEPOSITARY AND EACH BENEFICIAL OWNER THAT HOLDS THROUGH ANY SUCH PARTICIPANT) AGREES FOR THE BENEFIT OF ATMEL S.A. (THE "ISSUER") AND ATMEL CORPORATION (THE "GUARANTOR") THAT (A) ANY BENEFICIAL INTEREST IN THE SECURITIES,

THE GUARANTEE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS THEREOF, (IV) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES
(I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE BENEFICIAL OWNER WILL, AND EACH SUBSEQUENT BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY, THE GUARANTEE OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS GLOBAL SECURITY IS REQUIRED TO, NOTIFY ANY PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES, THE GUARANTEE OR SUCH COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

         THIS SECURITY, THE GUARANTEE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY, THE GUARANTEE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER AND BENEFICIAL OWNERS OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY, THE GUARANTEE AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY AND THE BENEFICIAL INTERESTS THEREIN AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

[THE FOLLOWING LEGENDS SHALL APPEAR ON THE FACE OF EACH GLOBAL
SECURITY:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF

THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE ISSUER, THE GUARANTOR, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

         HOLDERS MAY CONTACT THE TAX MANAGER OF ATMEL CORPORATION, THE REPRESENTATIVE OF THE ISSUER FOR THIS PURPOSE, AT 2325 ORCHARD PARKWAY, SAN JOSE, CALIFORNIA 95131 FOR UNITED STATES TAX INFORMATION CONCERNING THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THE SECURITY.

                                   ATMEL S.A.

             3.25% CONVERTIBLE SUBORDINATED GUARANTEED STEP-UP NOTE
                                    DUE 2002

                         GUARANTEED BY ATMEL CORPORATION

No. _____________                                                     U.S.$_____
CUSIP NO. __________


         ATMEL S.A., a societe anonyme organized under the laws of The Republic of France (herein called the "Issuer", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________ United States Dollars (U.S.$_____) [(which amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $175,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee, as custodian of the Depositary, in accordance with the rules and procedures of the Depositary)](1) on June 1, 2002 and to pay interest thereon, from May 28, 1997, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year (each, an "Interest Payment Date"), commencing December 1, 1997, at the rate of 3.25% per annum from May 28, 1997 to June 1, 2000 and thereafter at the rate of 8.25% per annum (together with any Additional Amounts and Liquidated Damages that the Issuer may be required to pay), until the principal hereof is due, and at the rate of 3.25% per annum from May 28, 1997 to June 1, 2000 and thereafter at the rate of 8.25% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Issuer, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of princi pal shall be made upon the surrender of this Security, at the office of the Trustee (acting through its
--------
     (1)   This language shall appear on each Global Security.

Affiliate, State Street Bank and Trust Company, N.A.) in the Borough of Manhattan, The City of New York or, subject to the right of the Issuer to terminate such appointment, the Paying Agent in Luxembourg, or at such other office or agency of the Issuer as may be designated by it for such purpose in the Borough of Manhattan, The City of New York or Luxembourg in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Issuer may designate, by United States Dollar check drawn on a bank in the United States, or transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000, and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the Holder with a bank in the United States. Payment of interest on this Security may be made by United States Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S.$2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the Holder with a bank in the United States.

         The Issuer will pay to the Holder of this Security such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase), after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by The Republic of France or the United States of America or any political subdivision or taxing authority thereof or therein (each, a "Taxing Jurisdiction"), will not be less than the amount provided for in this Security to be then due and payable; provided, however, that the Issuer shall not be obligated to pay any Additional Amounts in respect of payments becoming due on the Securities more than 15 days after the Redemption Date with respect to any redemption of the Tax Affected Securities pursuant to the third paragraph of the reverse of this Security to the extent that the Issuer's obligation to pay such Additional Amounts arises from the Tax Law Change that resulted in such redemption; and provided, further, that the foregoing obligation to pay Additional Amounts will not apply to:

                  (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen, domiciliary or resident of The Republic of France or the United States of America or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company with respect to the United States, or a foreign private foundation or foreign tax exempt entity for United States federal tax purposes, or a corporation which accumulates earnings to avoid United States federal income tax;

                  (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (c) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge;

                  (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure of such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) of such Security to comply with a request by the Issuer addressed to such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) (A) to provide information concerning the nationality, residence or identity of such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

                  (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on such Security:

                  (f) any tax, assessment or other governmental charge imposed on a Holder that is a partnership or a fiduciary or other than the sole beneficial owner of such payment, but only to the extent that any beneficial owner or member of the partnership or beneficiary or settlor with respect to the fiduciary would not have been entitled to the payment of Additional Amounts had the beneficial owner, member, beneficiary or settlor directly been the Holder of this Security; or

                  (g) any combination of items (a), (b), (c), (d), (e), and (f).

         Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Additional Amounts payable as described in the second preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such Security and express mention of the payment of Additional Amounts (if applicable) in any provisions of this Security shall not be construed as excluding Additional Amounts in those provisions of this Security where such express mention is not made.

         If the Issuer is consolidated or merged with or the Issuer's assets are transferred substantially as an entirety or all of the Issuer's obligations hereunder are transferred to a Person (the "Successor Issuer") that is not organized and existing under the laws of The Republic of France or any political subdivision thereof and resident for tax purposes therein, the term "Taxing Jurisdiction" shall be modified to include any nation, or any political subdivision or territory or possession thereof, under the laws of which the Successor Issuer is organized or in which the Successor Issuer is resident for tax purposes or under the laws of which withholding or deduction for or on account of any present or future taxes or duties of whatever nature is otherwise imposed or levied.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Capitalized terms used herein, including on the reverse hereof, and not defined herein or on the reverse hereof shall have the respective meanings given to such terms in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Security to be duly executed.

Dated:

                                   ATMEL S.A.



                                   By:____________________________________
                                      Name:
                                      Title:

Attest:


_________________________________
Name:
Title:

                                [FORM OF REVERSE]

         This Security is one of a duly authorized issue of securities of the Issuer designated as its "3.25% Convertible Subordinated Guaranteed Step-Up Notes due 2002" (herein called the "Securities"), limited in aggregate principal amount to U.S.$175,000,000, issued and to be issued under an Indenture, dated as of May 15, 1997 (herein called the "Indenture"), by and among the Issuer, Atmel Corporation, a California corporation (the "Guarantor") and State Street Bank and Trust Company of California, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee, the holders of Senior Indebtedness of the Issuer, the holders of Senior Indebtedness of the Guarantor and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable in the denomination of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof. As provided in the Indenture and subject to the limitations therein set forth, the Securities are exchangeable (a) at the office of State Street Bank and Trust Company, N.A., an Affiliate of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in The City of New York or (b) so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange shall so require (and to the right of the Company to terminate the appointment of any Transfer Agent (as defined below)), the office of State Street Bank Luxembourg, S.A., 47 Boulevard Royal, Luxembourg L-2449, or at such other offices or agencies outside the United States as the Company may designate (each a "Transfer Agent").

         No sinking fund is provided for the Securities. The Securities will not be redeemable at the option of the Issuer or the Guarantor prior to June 2, 2000. At any time on or after June 2, 2000 and prior to maturity, the Securities are subject to redemption at the option of the Issuer or the Guarantor at any time, in whole or in part, upon not less than 20 nor more than 60 days' notice to the Holders prior to the Redemption Date, at the following Redemption Prices (expressed as percentages of the Accreted Value) if the Closing Price of the Common Stock shall have exceeded the product of the Conversion Price then in effect times 140% (rounded to the nearest cent) for a minimum of 20 Trading Days within a period of 30 consecutive Trading Days ending within five Trading Days prior to the notice of redemption.

         If redeemed during the 12-month period beginning June 1 (beginning June 2, 2000 and ending on May 31, 2001, in the case of the first such period):

                                               Redemption
                          Year                    Price
                          ----                 ----------
                          2000                    102%
                          2001                    101

and thereafter at a Redemption Price equal to 100% of the principal amount, together, in each case, with accrued interest to the Redemption Date, and Securities that are Tax Affected Securities are also redeemable, in whole but not in part, under the circumstances described in the next succeeding paragraph, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date; provided, however, that interest installments on Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

         If the Guarantor or the Issuer determines that, principally as a result of a Tax Law Change, the Issuer is or would become obligated to pay to the Holder of any Security Additional Amounts, as described in the second paragraph of the face of this Security, and such obligation cannot be avoided by the Issuer taking reasonable measures available to it, then the Issuer may, at its option, redeem the Tax Affected Securities in whole, but not in part, at any time, on giving not less than 20 days' notice to the Holders prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount plus interest accrued to, but excluding, the Redemption Date, and any Additional Amounts then payable; provided, that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay any such Addi tional Amounts were a payment in respect of the Tax Affected Securities then made. Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer or the Guarantor, as the case may be, shall deliver to the Trustee (a) an Officers' Certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred and (b) an Opinion of Counsel of recognized standing selected by the Issuer or the Guarantor, as the case may be, to the effect that the circumstances referred to above in this paragraph exist. The Trustee shall accept such opinion as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Holders. The Issuer's right to redeem the Tax Affected Securities shall continue as long as the Issuer is obligated to pay such Additional Amounts, notwithstanding that the Issuer shall have made payments of Additional Amounts specified in such second paragraph.

         In the event of a redemption of less than all of the Securities, the Issuer will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

         In any case where the due date for the payment of the principal of, premium, if any, or interest, including Additional Amounts and Liquidated Damages, on, any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, including Additional Amounts and Liquidated Damages, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on June 1, 2002, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Issuer to repurchase this Security or such portion hereof, then in respect of this Security until and including, but (unless the Issuer defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Business Day prior to the Redemption Date or the Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of U.S.$1,000, provided that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) into fully paid and nonassessable Common Stock of the Guarantor at an initial Conversion Price of U.S.$35.50 for each share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Issuer or in blank and, in case such surrender shall be made during the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date ("Interest Period") (except Securities called for redemption on a Redemption Date or to be repurchased on a Repurchase Date during, in each case, such Interest Period), also accompanied by payment in New York Clearing House or other funds acceptable to the Issuer of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted, and also the conversion notice hereon duly executed, to the Issuer at the office of the Trustee in the Borough of Manhattan, The City of New York or the Conversion Agent in Luxembourg, or at such other office or agency of the Issuer, subject to any laws or regulations applicable thereto and subject to the right of the Issuer to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York or Luxembourg, or at such other offices or agencies as the Issuer may designate (each a "Conversion Agent"), provided further, that if this Security or portion hereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during the Interest Period and is surrendered for conversion during such Interest Period, then the Holder of this Security who converts this Security or a portion hereof during such Interest Period will be entitled to receive the interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and shall not be required to pay such interest upon surrender of this Security for conversion. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest, no cash payment or adjustment is to be made on conversion, if the date of conversion is not an Interest Payment Date, for interest accrued hereon from the Interest Payment Date next preceding the date of conversion, or for dividends on the Common Stock issued on conversion hereof. The Issuer (or, at the option of the Guarantor, the Guarantor) shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Issuer's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Issuer shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Guarantor is a party (other than a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Stock) or the transfer of all or substantially all of the property and assets of the Guarantor, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger or transfer by a holder of the number of shares of Common Stock of the Guarantor into which this Security could have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock is not a Constituent Person and failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares). No adjustment in the Conversion Price will be made until such adjustment would require an increase or decrease of at least one percent of such price, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

         Subject to certain limitations in the Indenture, at any time when either the Guarantor or the Issuer is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of Common Stock issued upon conversion thereof, the Guarantor or the Issuer, as the case may be, will promptly furnish or cause to be furnished Rule 144A Information to such Holder of Restricted Securities or such holder of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security.

         The Holder of this Security and the Common Stock issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of May 15, 1997, between the Guarantor and the Initial Purchasers.

         If a Fundamental Change (as defined in the Indenture) occurs at any time on or prior to June 1, 2002, each Holder shall have the right, at such Holder's option, to require the Issuer to repurchase the Securities on the 45th day after notice thereof. Such payment shall be made at the Repurchase Prices (expressed as percentages of the Accreted Value) in the event of a Fundamental Change occurring during the 12-month period beginning June 1:

                          Year                      Percentage
                          ----                      ----------

                          1997                         102%
                          1998                         102
                          1999                         102
                          2000                         102
                          2001                         101

and 100% at June 1, 2002; provided in each case that if the Applicable Price (as defined in the Indenture) is less than the Reference Market Price (as defined in the Indenture), the Issuer shall repurchase such Securities at a price equal to the foregoing Repurchase Price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Issuer shall also pay accrued interest, if any, on such Securities to, but excluding the Repurchase Date; provided that if such Repurchase Date is June 1 or December 1, then the interest payable on such date shall be paid to the Holder of record of the Securities on the Regular Record Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

         [The following paragraph shall appear in each Security that is not a Global Security:

         In the event of redemption, repurchase or conversion of this Security in part only, a new Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

         [The following paragraph shall appear in each Global Security:

         In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.]

         The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Issuer, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         The Securities and the obligations of the Issuer under the Indenture are unconditionally guaranteed by the Guarantor as evidenced by the guarantee (the "Guarantee") set forth in the Indenture. The Guarantee is a direct, unconditional, unsecured and subordinated obligation of the Guarantor. The obligations of the Guarantor under the Guarantee are, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and overdue interest, to the extent permitted by law, all of the Issuer's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer, the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Guarantor and the Trustee with either
(a) the written consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the lesser of (a) the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding and (b) the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium, if any, or interest hereon (including any Additional Amounts and Liquidated Damages) on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Additional Amounts and Liquidated Damages, as described herein) this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Securities is registrable on the Security Register upon surrender of a Security for registration of transfer (a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Issuer as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or (b) subject to any laws or regulations applicable thereto and to the right of the Issuer to terminate the appointment of any Transfer Agent, at the offices of the Transfer Agents described herein or at such other offices or agencies as the Issuer may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

         No recourse for the payment of the principal (and premium, if any) or interest on this Security and no recourse under or upon any obligation, covenant or agreement of the Issuer or the Guarantor in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Issuer and the Guarantor or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

         Prior to due presentation of a Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

         THE INDENTURE, THE GUARANTEE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

         1. Pursuant to Section 15.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Issuer.

         2. The undersigned hereby directs the Trustee or the Issuer to pay it or _______________ the Repurchase Price plus interest accrued to, but excluding, the Repurchase Date, as provided in the Indenture.


Dated: _____________________                     __________________________
                                                 __________________________
                                                 Signature(s)


                                                 __________________________
                                                 Signature Guaranteed


Principal amount to be repurchased:  ____________________

Remaining principal amount following such repurchase:  ______________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

SECTION 2.3.      Form of Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:  _______________

                                         STATE STREET BANK AND TRUST COMPANY OF
                                         CALIFORNIA, N.A.,
                                           as Trustee


                                         By:__________________________________
                                                  Authorized Signatory

SECTION 2.4.      Form of Conversion Notice.

                                CONVERSION NOTICE

         The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of U.S.$1,000, provided that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) below designated, into shares of Common Stock of the Guarantor in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.


                                                       __________________________
Dated:  _____________________                          __________________________
                                                       Signature(s)

If shares or Securities are to be registered           If only a portion of the Securities is to be
in the name of a Person other than the                 converted, please indicate:
Holder, please print such Person's name
and address:                                           1.       Principal amount to be converted:

                                                                U.S.$___________

___________________________                            2.       Principal amount and denomination of
         Name                                                   Securities
                                                                representing
                                                                unconverted
                                                                principal amount
                                                                to be issued:

___________________________                                     Amount:  U.S.$________
        Address
                                                                Denominations:  U.S.$______
                                                                (any integral multiple of U.S.$1,000,
_________________________                                       provided that the unconverted portion
Social Security or other Taxpayer                               of such principal amount is U.S.$1,000
Identification Number, if any                                   or any integral multiple of U.S.$1,000
                                                                in excess thereof)

_________________________                              [Signature Guaranteed]

                                  ARTICLE THREE

                                 THE SECURITIES


SECTION 3.1.      Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$175,000,000, except for Securities authenticated and delivered in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 8.5, 11.8, 12.2 or 15.2(e).

         The Securities shall be known and designated as the "3.25% Convertible Subordinated Guaranteed Step-Up Notes due 2002" of the Issuer. Their Stated Maturity shall be June 1, 2002 and they shall bear interest on their principal amount from May 28, 1997, payable semi-annually in arrears on June 1 and December 1 in each year, commencing December 1, 1997, at the rate of 3.25% per annum from May 28, 1997 to June 1, 2000 and thereafter at the rate of 8.25% per annum (together with any Additional Amounts and Liquidated Damages the Issuer may be required to pay) until the principal thereof is due, and at the rate of 3.25% per annum from May 28, 1997 to June 1, 2000 and thereafter at the rate of 8.25% of per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on Business Days as provided in Section 1.12.

         The Securities are entitled to the benefits of registration rights as provided by the Registration Rights Agreement.

         The principal of, premium, if any, and interest on the Securities shall be payable as provided in the form of Security set forth in Section 2.2 and the Repurchase Price shall be payable at such places as are identified in the Issuer Notice given pursuant to Section 15.2 (any city in which any Paying Agent is located being herein called a "Place of Payment").

         The Securities shall be redeemable at the option of the Issuer or the Guarantor, in whole or in part, and at the option of the Guarantor or the Issuer or otherwise in the event of certain developments, including, in the case of the Issuer, developments with respect to U.S. or French withholding taxes or certification requirements, as provided in Article Eleven and in the form of Security set forth in Section 2.2.

         The Securities shall be convertible as provided in Article Twelve (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

         The Securities shall be subordinated in right of payment to Senior Indebtedness of the Issuer as provided in Article Thirteen.

         The obligations under the Guarantee shall be subordinated in right of payment to Senior Indebtedness of the Guarantor as provided in Article Fourteen.

         The Securities shall be subject to repurchase by the Issuer at the option of the Holders as provided in Article Fifteen.


SECTION 3.2.      Denominations.

         The Securities shall be issuable without coupons in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof.


SECTION 3.3.      Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Issuer by the President of the Issuer. Any such signature may be manual or facsimile.

         Securities bearing the manual or facsimile signature of an individual or individuals who were at any time the proper officer or officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities executed by the Issuer to the Trustee or to its order for authentication (or to the Paying Agent), together with a Issuer Order for the authentication and delivery of such Securities, and the Trustee or an Authenticating Agent in accordance with such Issuer Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Issuer Order for authentication, an Officers' Certificate and Opinion of Counsel pursuant to
Section 1.2 shall not be required.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.4.      Global Securities; Non-Global Securities.

         (A)      Global Securities

                  (a) A Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Issuer for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities in definitive form registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security. In such event, if a successor Depositary for such Global Security is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate of the Issuer directing the authentication and delivery of Securities in definitive, fully registered form without interest coupons, in certificated form in denominations of U.S. $1,000 or any integral multiple thereof, substantially in the form of Security set forth in Section 2.2 (each, an "Individual Security"), and the Issuer will execute and deliver to the Trustee Individual Securities in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Securities in exchange for such Global Securities.

                  (c) If any Global Security is to be exchanged for Individual Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. Upon any such surrender of a Global Security, the Trustee shall, subject to this Article Three, authenticate and deliver any Individual Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding section (b), the Issuer shall promptly make available to the Trustee a reasonable supply of Individual Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the procedures of the Depositary.

                  (d) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the procedures of the Depositary. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.

         (B)      Securities in Definitive Form

                  (a) Pending the preparation of definitive Securities, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  (b) If temporary Securities are issued, the Issuer will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuer designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Issuer shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 3.5. Registration, Registration of Transfer and Exchange; Restrictions
             on Transfer.

         (a) The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer designated pursuant to Section 10.2 (including the office of State Street Bank and Trust Company, N.A., in the Borough of Manhattan, The City of New York and the office of State Street Bank Luxembourg, S.A., in Luxembourg) being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at an office or agency of the Issuer designated pursuant to Section 10.2 for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

         At the option of the Holder, and subject to the other provisions of this Section 3.5, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.5, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and, subject to the other provisions of this Section 3.5, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Except as provided in Section 3.6, no service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 8.5, 11.8,
12.2 or 15.2(e) (other than, in the case of Securities, where the Common Stock are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or The Republic of France or any political subdivision thereof or therein, which shall be paid by the Issuer.

         In the event of a redemption of the Securities in part, neither the Issuer nor the Security Registrar will be required (a) to register the transfer of or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

                  (b) Restrictions on Transfer. Upon their original issuance, the Securities shall be Restricted Securities, shall bear the Restricted Securities Legend and shall be issued in the form of a Global Security registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Security, together with its Successor Securities which are Global Securities are collectively herein called the "Restricted Global Security".

                  (c) Restricted Securities Legend. The Securities and their respective Successor Securities shall bear, or be subject to the provisions of, the applicable Restricted Securities Legend, subject to the following:

                           (i) Subject to the following clauses of this Section 3.5(c), a Security or any portion thereof which is exchanged in accordance with Section 3.4(A)(b) for a Global Security or any portion thereof shall bear the Restricted Securities Legend borne by such Global Security while represented thereby.

                           (ii) Subject to the following clauses of this Section 3.5(c), a new Security which is not a Global Security that has been issued as a result of events set forth in Section 3.4(A)(b) and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Securities Legend, if any, borne by such other Security.

                           (iii) At any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act (including, without limitation, pursuant to Rule 144(k) of the Securities Act), a (i) new Security (other than a Global Security) which does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security or any portion thereof which bears such a Restricted Securities Legend and the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three and (ii) in the case of any beneficial interest in a Restricted Global Security, such beneficial interest shall no longer be subject to the provisions set forth in the Restricted Securities Legend.

                           (iv) A new Security which does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security or any portion thereof which bears such a Restricted Securities Legend if, in the judgment of the Issuer and the Guarantor, placing such a Restricted Securities Legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Issuer and the Guarantor, shall authenticate and deliver such a new Security as provided in this Article Three.

                           (v) Any Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their Successor Securities shall not bear a Restricted Securities Legend, the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Securities under the Securities Act and shall notify the Trustee at any time when prospectus may not be delivered with respect to Securities to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement.

                  (d) Neither the Trustee, any Paying Agent nor any of their agents shall (1) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (2) have any duty to obtain documentation on any transfers or exchanges other than as specifically set forth herein.

SECTION 3.6.      Mutilated, Destroyed, Lost or Stolen Securities

         If any mutilated Security is surrendered to the Trustee or to a Transfer Agent outside the United States, the Issuer shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there be delivered to the Issuer and either to the Trustee or to a Transfer Agent outside the United States:

                  (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

                  (2) such security or indemnity as may be satisfactory to the Issuer and the Trustee and such Transfer Agent to save each of them and any agent of either of them harmless,

then, in the absence of actual notice to the Issuer, the Trustee or the Transfer Agent that such Security has been acquired by a bona fide purchaser, the Issuer shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section 3.6, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States of America or The Republic of France or any political subdivision thereof or therein, which shall be paid by the Issuer) and any other expenses (including the fees and expenses of the Trustee, any Paying Agent and any Transfer Agent) connected therewith.

         Every new Security issued pursuant to this Section 3.6 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7.      Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Trustee shall fix the Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.


SECTION 3.8.      Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Issuer, the Guarantor or the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.


SECTION 3.9.      Cancellation.

         All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.9. The Trustee shall destroy all canceled Securities in accordance with applicable law and its customary practices in effect from time to time.


SECTION 3.10.     Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.11.     CUSIP Numbers.

         The Issuer in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such "CUSIP" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP numbers.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE


SECTION 4.1.      Satisfaction and Discharge of Indenture.

         This Indenture shall upon Issuer Request or Guarantor Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and any right to receive Additional Amounts and Liquidated Damages, if any, as provided in the form of Security set forth in
Section 2.2 and the Issuer's and Guarantor's obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Issuer or the Guarantor, as the case may be, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

                  (1)   either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer or the Guarantor and thereafter repaid to the Issuer or the Guarantor or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee or the Paying Agent or its agent for cancellation (other than Securities referred to in clauses (i) and (ii) of clause (1)(A) above)

                                    (i)  have become due and payable, or

                                    (ii) will have become due and payable at
                           their Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer or the Guarantor,

                  and the Issuer or the Guarantor, as the case may be, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause
                  (i)) in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest (including any applicable Additional Amounts and Liquidated Damages) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Issuer and the Guarantor; and

                  (3) the Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer and the Guarantor to the Trustee under Section 6.7, the obligations of the Issuer and the Guarantor to any Authenticating Agent under Section 6.12, the obligation of the Issuer and the Guarantor to pay Additional Amounts and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive. Funds held in trust pursuant to this Section are not subject to the provisions of Article Thirteen or Article Fourteen.


SECTION 4.2.      Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer or the Guarantor acting as its own Paying Agent), to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee.


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
         All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Issuer upon an Issuer Request or the Guarantor upon a Guarantor Request.


                                  ARTICLE FIVE

                                    REMEDIES


SECTION 5.1.      Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen in the case of the Issuer or Article Fourteen in the case of the Guarantor or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of or premium, if any, on any Security at its Maturity, whether or not such payment is prohibited by the subordination provisions of Article Thirteen in the case of the Issuer or Article Fourteen in the case of the Guarantor; or

                  (2) default in the payment of any interest (including any Additional Amounts or Liquidated Damages, if any) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of Article Thirteen in the case of the Issuer or Article Fourteen in the case of the Guarantor; or

                  (3) the Guarantee shall cease to be in full force and effect, or the Guarantor shall deny or disaffirm the Guarantor's obligations under the Guarantee; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor in this Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer and the Guarantor by the Trustee or to the Issuer and the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, moratorium of payments, insolvency, reorganization or other similar


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
         law or (B) a decree or order adjudging the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Guarantor of a voluntary case or proceeding under any applicable bankruptcy, moratorium of payments insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent or to be granted moratorium of payment, or the consent by it to the entry of a decree or order for relief in respect of the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, moratorium of payment, insolvency, reorganization or other similar law or to the commencement of any bankruptcy, moratorium payment or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Guarantor in furtherance of any such action.


SECTION 5.2.      Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 5.1(5) or (6)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Issuer and the Guarantor (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(5) or (6) occurs, the principal of, and accrued interest on, all the Securities shall ipso facto become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

         At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest (including any Additional
                  Amounts and Liquidated Damages) on all Securities,

                           (B) the principal of and premium, if any, on any
                  Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at a rate of 3.25% per annum from May 28, 1997 to June 1, 2000 and thereafter at a rate of 8.25% per annum, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of the principal of, and any interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.


SECTION 5.3.    Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Issuer covenants that if

                  (1) default is made in the payment of any interest (including any Additional Amounts and Liquidated Damages) on any Security when it becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest (including any Additional Amounts and Liquidated Damages) and interest on any overdue principal and premium, if any, and on any overdue interest (including any Additional Amounts and Liquidated Damages), to the extent permitted by law, at a rate of 3.25% per annum from May 28, 1997 to June 1, 2000 and thereafter at a rate of 8.25% per annum, and in addition thereto, such further


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
amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 5.4.      Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, moratorium of payments, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or the Guarantor or any other obligor upon the Securities or the property of the Issuer or the Guarantor or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial pro ceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly


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
to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.


SECTION 5.5.      Trustee May Enforce Claims Without Possession of Securities

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.


SECTION 5.6.      Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST: To the payment of all amounts due the Trustee
                  under Section 6.7;

                           SECOND: To the payment of the amounts then due and
                  unpaid for principal, premium, if any, or interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

                           THIRD: Any remaining amounts shall be repaid to the
                  Issuer.


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
SECTION 5.7.      Limitation on Suits.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.


SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article Twelve, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.


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
SECTION 5.9.      Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantor, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.


SECTION 5.10.     Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 5.11.     Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities.


SECTION 5.12.     Control by Holders of Securities.

         Subject to Section 6.3(6), the Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,


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
                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) such direction shall be presented by such Holders to the Trustee in a timely manner.


SECTION 5.13.     Waiver of Past Defaults.

         The Holders, either (a) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of the lessor of (x) not less than a majority in aggregate principal amount of Outstanding Securities and
(y) at least 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of, premium, if any, or interest on any Security, or (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 5.14.     Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Issuer, to any suit instituted by the Guarantor, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article Twelve.


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SECTION 5.15.     Waiver of Stay, Extension and Usury Laws.

         Each of the Issuer and the Guarantor covenants (to the extent that each of them may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension law or usury law or other law that would prohibit or forgive the Issuer or the Guarantor, as the case may be, from paying all or any portion of its obligations on the Securities or the Guarantee as provided herein, wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Guarantor (to the extent that each of them may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE


SECTION 6.1.      Certain Duties and Responsibilities.

         (a)  Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

         (b) In case an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities or such lesser percentage as provided in this Indenture relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.


SECTION 6.2.      Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(4), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


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SECTION 6.3.      Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order, and any resolution of the Board shall be sufficiently evidenced by a Board Resolution;

                  (3) any request or direction of the Guarantor mentioned herein shall be sufficiently evidenced by a Guarantor Request or Guarantor Order, and any resolution by the Guarantor Board shall be sufficiently evidenced by a Guarantor Board Resolution;

                  (4) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (5) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;


                                       62
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                  (8) the Trustee may execute any of the trusts or powers
         hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (9) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable in such actions other than for its own negligence or willful misconduct; and

                  (10) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture.


SECTION 6.4.      Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities (except the Trustee's certificates of authen tication) shall be taken as the statements of the Issuer and the Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or of the Common Stock issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.


SECTION 6.5.      May Hold Securities, Act as Trustee Under Other Indentures.

         The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Issuer, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer or the Guarantor with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

         The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer are outstanding in the same manner as if it were not Trustee hereunder.


SECTION 6.6.      Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.


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
SECTION 6.7.      Compensation and Reimbursement.

         Each of the Issuer and the Guarantor, jointly and severally, agrees

                  (1) to pay to the Trustee from time to time such compensation as the Issuer, the Guarantor and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         Any Paying Agent or Authenticating Agent appointed hereunder shall be entitled to the benefits of Section 6.7(3) as if the indemnity set forth therefor were specifically afforded to such Paying Agent or Authenticating Agent.

         The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee, any Paying Agent or any Authenticating Agent, as the case may be.


SECTION 6.8.      Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having (or if the Trustee is a member of a bank holding company, its bank holding company has) a combined capital and surplus of at least U.S.$50,000,000, subject to supervision or examination by Federal or state authority, in good standing. If such


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
corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.


SECTION 6.9.      Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

         (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee, the Issuer and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (d)  If at any time:

                  (1) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Issuer or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Issuer by a Board Resolution or the Guarantor by a Guarantor Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Board Resolution, or the Guarantor, by a Guarantor Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Issuer or the Guarantor. If no successor Trustee shall have been so appointed by the Issuer or the Guarantor or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 6.10.     Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.


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SECTION 6.11.     Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 6.12.     Authenticating Agents.

         The Trustee may, with the written consent of the Issuer or the Guarantor, appoint an additional Authenticating Agent or Agents acceptable to the Issuer or the Guarantor with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

         Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Issuer or the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, the District of Columbia, or The Republic of France or Luxembourg authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.


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
         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Issuer and the Guarantor. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

         The Issuer and the Guarantor agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

         If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                       STATE STREET BANK AND TRUST COMPANY
                                             OF CALIFORNIA, N.A.,
                                               as Trustee
                                             By [Authenticating Agent],
                                               as Authenticating Agent


                                             By ___________________________
                                                   Authorized Signatory


SECTION 6.13.     Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 6.14.     Preferential Collection of Claims Against Issuer.

         If and when the Trustee shall be or become a creditor of the Issuer or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust


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
Indenture Act regarding the collection of claims against the Issuer or the Guarantor (or any such other obligor).


                                  ARTICLE SEVEN

                    CONSOLIDATION, MERGER, TRANSFER OR LEASE


SECTION 7.1.   Issuer or Guarantor May Consolidate, Etc., Only on Certain Terms.

         Neither the Issuer nor the Guarantor shall consolidate or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, and the Issuer shall not transfer and assign all its obligations of, and position as, the Issuer hereunder, except (in the case of the Guarantor) for a consolidation or merger in which the Guarantor is the surviving party, unless:

         (a) the Person formed by such consolidation or into which the Issuer or the Guarantor is merged or which acquires by conveyance or transfer the properties and assets of the Issuer or the Guarantor substantially as an entirety, or to which obligations of, and position as, the Issuer hereunder are transferred and assigned (the "Successor") (i) shall be, in the case of the Issuer, a corporation, limited liability company, partnership or trust, and, in the case of the Guarantor, a corporation, limited liability company, partnership or trust organized and existing under the laws of, and resident for tax purposes in, the United States of America or any political subdivision thereof, and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, in the case of the Issuer, due and punctual payment of the principal of and interest (including Additional Amounts, if any, and Liquidated Damages, if any) on all of the Securities and the performance of every covenant of this Indenture and in the Securities on the part of the Issuer to be performed or observed and, in the case of the Guarantor, the due and punctual performance of the Guarantee and the performance of every covenant of this Indenture and in the Securities on the part of the Guarantor to be performed or observed;

         (b) immediately after giving effect to any such consolidation, merger, conveyance or transfer, or such transfer and assignment, no default and no Event of Default shall have occurred and be continuing;

         (c) the Issuer or the Guarantor, as the case may be, has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer, or such transfer and assignment, and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been compiled with;


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
         (d) in the case of any consolidation, merger, conveyance or transfer or such transfer and assignment involving the Issuer, the Issuer or the Successor has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that immediately after giving effect thereto, the Issuer or Successor is not any "investment company" under the United States Investment Company act of 1940, as amended; and

         (e) in the case of any such transfer and assignment, the Guarantor, by supplemental indenture, shall reaffirm its obligations under the Guarantee.


SECTION 7.2.      Successor Substituted.

         Upon any consolidation, merger or any conveyance or transfer of the properties and assets of the Issuer or the Guarantor, as the case may be, substantially as an entirety, or upon transfer and assignment of all obligations of, and position as, the Issuer hereunder, in accordance with Section 7.1, the Successor shall succeed to and be substituted for, and may exercise every right and power of, the Issuer or the Guarantor, as the case may be, under this Indenture with the same effect as if such Successor had been named as the Issuer or the Guarantor, as the case may be, herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the Securities.


                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES


SECTION 8.1.    Supplemental Indentures Without Consent of Holders of Securities

         Without the consent of any Holders of Securities, the Issuer, when authorized by a Board Resolution, the Guarantor, when authorized by a Guarantor Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

                  (1) to evidence the succession of another Person to the Issuer or the Guarantor and the assumption by any such successor of the covenants and obligations of the Issuer or the Guarantor herein and in the Securities as permitted by this Indenture; or

                  (2) to add to the covenants of the Issuer or the Guarantor for the benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Issuer or the Guarantor; or

                  (3)  to secure the Securities; or


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
                  (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11 or the repurchase rights of Holders of Securities pursuant to Section 15.3; or

                  (5) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

                  (6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Issuer, the Guarantor and the Trustee may deem necessary or desirable, provided, such action pursuant to this clause (6) shall not adversely affect the interests of the Holders of Securities in any material respect.

         Upon Issuer Request or Guarantor Request, accompanied by a Board Resolution and a Guarantor Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3 hereof, the Trustee shall join with the Issuer and the Guarantor in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.


SECTION 8.2.      Supplemental Indentures with Consent of Holders of Securities.

         With either (a) the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Issuer and the Trustee, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of the lesser of (x) not less than a majority in aggregate principal amount of the Outstanding Securities and (y) 66-2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting, the Issuer, when authorized by a Board Resolution, the Guarantor, when authorized by a Guarantor Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount or the rate of interest payable thereon or any premium payable upon redemption or mandatory repurchase thereof, or change the obligation of the Issuer or the Guarantor to pay Additional Amounts pursuant to Section 10.4 in a


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
         manner adverse to the Holders, or change the Place of Payment or coin or currency in which any Security or the interest or any premium thereon or any other amount in respect thereof is payable, or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or, except as permitted by
         Section 12.11, adversely affect the right to convert any Security as provided in Article Twelve, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders of Securities, or

                  (2) reduce the requirements of Section 9.4 for quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify or affect in any manner adverse to the interests of the Holders the terms and conditions of the obligations of the Guarantor hereunder in respect of the due and punctual payment of the principal of the Securities and interest thereon, or

                  (4) modify any of the provisions of this Section or Section 5.13, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

                  (5) modify the provisions of Article Fifteen in a manner adverse to the Holders; or

                  (6)  modify any of the provisions of Section 10.7 or 10.8.

         It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 8.3.      Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Issuer and the Guarantor and constitutes a valid and legally binding obligation of the Issuer enforceable against the Issuer and the Guarantor in accordance with


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
its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 8.4.      Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 8.5.      Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Issuer and the Trustee, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


SECTION 8.6.      Notice of Supplemental Indentures.

         Promptly after the execution by the Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Issuer shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Issuer to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

         So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange shall require, notice of any supplemental indenture pursuant to this Article Eight will be given by publication in a Authorized Newspaper in Luxembourg, or, if not practicable in Luxembourg, elsewhere in a Western European city. Any failure of the Issuer to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.


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
                                  ARTICLE NINE

                        MEETINGS OF HOLDERS OF SECURITIES


SECTION 9.1.      Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.


SECTION 9.2.      Call, Notice and Place of Meetings.

         (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in Luxembourg, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Issuer, pursuant to a Board Resolution, or the Guarantor, pursuant to a Guarantor Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 9.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Guarantor or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, so long as the Securities are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange shall require, in Luxembourg, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.


SECTION 9.3.      Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.


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SECTION 9.4.      Quorum; Action.

         The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

         Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2) shall be effectively passed and decided if passed or decided by the lesser of (i) not less than a majority in aggregate principal amount of the Outstanding Securities and (ii) Persons entitled to vote not less than 66-2/3% in aggregate principal amount of Outstanding Securities represented and entitled to vote at such meeting.

         Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Issuer, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.6.


SECTION 9.5.      Determination of Voting Rights; Conduct and Adjournment of
                  Meetings.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the


                                       75
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holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Issuer or the Guarantor or by Holders of Securities as provided in Section 9.2(b), in which case the Issuer or the Guarantor or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at the meeting.

         (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S.$1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (d) Any meeting of Holders of Securities duly called pursuant to
Section 9.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.


SECTION 9.6.      Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 9.2 and, if applicable, Section 9.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


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                                   ARTICLE TEN

                                    COVENANTS


SECTION 10.1.     Payment of Principal, Premium and Interest.

         The Issuer covenants and agrees that it will duly and punctually pay the principal of and premium, if any, and interest (including Additional Amounts, if any, or Liquidated Damages, if any) on the Securities in accordance with the terms of the Securities and this Indenture. The Issuer will deposit or cause to be deposited with the Trustee on or prior to the due date for any installment of interest thereon or on the Stated Maturity of any Security all payments so due, which payments shall be in immediately available funds on the date of such due date or Stated Maturity, as the case may be.


SECTION 10.2.     Maintenance of Offices or Agencies.

         The Issuer hereby appoints (a) an office or agency of the Trustee in the Borough of Manhattan, The City of New York, where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion, and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served, and (b) (i), so long as the Securities are listed on Luxembourg Stock Exchange and the Luxembourg Stock Exchange shall require, the office of State Street Bank Luxembourg, S.A., 47 Boulevard Royal, Luxembourg L-2449, as its agent outside of the United States where, subject to any applicable laws or regulations, Securities may be surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where Securities may be surrendered for conversion.

         The Issuer may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of, premium, if any, and interest on the Securities have been made available for payment and either paid or returned to the Issuer pursuant to the provisions of Section 10.3, the Issuer will maintain (1) in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment and conversion, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served, and (2), so long as the Securities are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange shall require, subject to any laws or regulations applicable thereto, in Luxembourg, an office or agency where Securities may be presented and surrendered for payment, where Securities may be presented for registration of transfer or exchange or conversion. The Issuer will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 1.6, of the appointment or


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
termination of any such agents and of the location and any change in the location of any such office or agency.

         If at any time the Issuer shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the office or agency of the Trustee in the Borough of Manhattan, the City of New York, or other Paying Agent or Conversion Agent outside the United States, and the Issuer hereby appoints the Paying Agent in Luxembourg as its agent to receive such respective presentations, surrenders, notices and demands. State Street Bank and Trust Company, N.A., an Affiliate of the Trustee located at 61 Broadway, New York, New York 10006, shall be considered an office or agency of the Trustee for the purposes of this Section 10.2.


SECTION 10.3.     Money for Security Payments To Be Held in Trust.

         If the Issuer shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Issuer will promptly notify the Trustee of its action or failure so to act.

         Whenever the Issuer shall have one or more Paying Agents, it will, on or prior to each due date of the principal of, premium, if any, or interest on any Securities, deposit with the Trustee a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of any failure so to act.

         The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

         The Issuer or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order or Guarantor Order, as


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
the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for the earlier of ten days prior to the time such money would escheat to the State or two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease.


SECTION 10.4.     Additional Amounts

         The Issuer will pay to the Holder of any Security Additional Amounts as provided in the form of Security, as set forth in Section 2.2. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         At least 10 days prior to December 1, 1997, or an earlier Redemption Date or Repurchase Date (and at least 10 days prior to each date of payment of principal, premium, if any, or interest after December 1, 1997, or such earlier Redemption Date or Repurchase Date), the Issuer may, at its option, furnish the Trustee and the Paying Agent in Luxembourg and the Paying Agent in the Borough of Manhattan, The City of New York, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agents whether or not such payment of principal of, premium, if any, or interest on the Securities shall be made to the Holders of Securities subject to withholding or deduction. If any withholding or deduction shall be required, and an Officers' Certificate is delivered, then such Officers' Certificate shall specify the amount required to be withheld or deducted with respect to such payments to such Holders of Securities and the Issuer will pay to the Trustee or the applicable Paying Agent the Additional Amounts, if any, required to be paid as set forth in the first sentence of this Section 10.4. The Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section, except to the extent such loss, liability or expense is attributable to the Trustee's negligence or bad faith.


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SECTION 10.5.     Existence.

         Subject to Article Seven, the Issuer and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence.


SECTION 10.6.     Statement by Officers as to Default.

         The Issuer and the Guarantor will each deliver to the Trustee within 120 days after the end of each fiscal year of the Guarantor an Officers' Certificate stating that in the course of performance by the signers of their duties as such officers of the Issuer or the Guarantor (as applicable) they would normally obtain knowledge of whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Issuer or the Guarantor (as applicable) has kept, observed, performed and fulfilled its obligations under this Indenture. Such Certificate shall further state, as to each such officer signing such Certificate, to the best of the knowledge of such officer, as of the date of such Officers' Certificate, (a) whether any such default exists, (b) whether the Issuer or the Guarantor (as applicable) during the preceding fiscal year kept, observed, performed and fulfilled each and every covenant and obligation of the Issuer or the Guarantor (as applicable) under this Indenture and (c) whether there was any default in the performance and observance of any of the terms, provisions or conditions of this Indenture during such preceding fiscal year. If the officer or officers signing the Certificate know of such a default, whether then existing or occurring during such preceding fiscal year, the Officers' Certificate shall describe such default and its status with particularity. The Guarantor shall also promptly notify the Trustee if the Guarantor's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

         The Issuer and the Guarantor will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Issuer or the Guarantor has taken, is taking or proposes to take with respect thereto.

         Any notice required to be given under this Section 10.6 shall be delivered to the Trustee at its Corporate Trust Office.


SECTION 10.7.     Delivery of Certain Information.

         At any time when either the Issuer or the Guarantor is not subject to
Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security or the holder of Common Stock issued upon conversion thereof, either the Issuer or the Guarantor will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted


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Securities or such holder of Common Stock issued upon conversion of Restricted
Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such security; provided, however, that the Issuer and the Guarantor shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of (i) the date such a security (or any such predecessor security) was last acquired from the Issuer or (ii) the date such a security (or any such predecessor security) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).


SECTION 10.8.     Resale of Certain Securities; Reporting Issuer.

         During the period beginning on May 28, 1997 and ending on the date that is two years from such date, the Issuer and the Guarantor will not, and will use its reasonable efforts not to permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell
(x) any Securities which constitute "restricted securities" under Rule 144 or
(y) any securities into which the Securities have been converted under this Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Issuer's or the Guarantor's performance of its agreement in the preceding sentence.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


SECTION 11.1.     Right of Redemption.

         The Securities may be redeemed in accordance with the provisions of the form of Security set forth in Section 2.2.


SECTION 11.2.     Applicability of Article.

         Redemption of Securities at the election of the Issuer or the Guarantor or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article Eleven.


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SECTION 11.3.     Election to Redeem; Notice to Trustee.

         The election of the Issuer or the Guarantor to redeem any Securities shall be evidenced by a Board Resolution or a Guarantor Board Resolution, as the case may be. In case of any redemption at the election of the Issuer or the Guarantor of any of the Securities, the Issuer or the Guarantor shall, at least 60 days prior to the Redemption Date fixed by the Issuer or the Guarantor (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. If the Securities are to be redeemed pursuant to an election of the Issuer or the Guarantor which is subject to a condition specified in the form of Security set forth in Section 2.2, the Issuer shall furnish the Trustee with an Officers' Certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred.


SECTION 11.4.     Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed (other than pursuant to the third paragraph on the reverse of the form of Security in Section 2.2), the particular Securities to be redeemed shall be selected by the Trustee within two Business Days after it receives the notice described in 11.3, from the Outstanding Securities not previously called for redemption, by such method as the Trustee may deem fair and appropriate.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

         The Trustee shall promptly notify the Issuer and the Guarantor and each Security Registrar in writing of the securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 11.5.     Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section
1.6 to the Holders of Securities to be redeemed not less than 20 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.


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         All notices of redemption shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,

                  (3) if less than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

                  (4) that on the Redemption Date the Redemption Price, and accrued interest, if any, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

                  (5) the Conversion Price, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities, may be surrendered for conversion,

                  (6) the place or places where such Securities maturing after the Redemption Date are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

                  (7) in the case of a notice of redemption pursuant to the third paragraph on the reverse of the form of Security, a form of written certification of each beneficial owner of a Security as to such beneficial owner's entitlement to Additional Amounts.

         In case of a partial redemption, the notice shall specify the serial and CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

         Notice of redemption of Securities to be redeemed at the election of the Issuer or the Guarantor shall be given by the Issuer or the Guarantor or, at the Issuer's or the Guarantor's written request, by the Trustee in the name of and at the expense of the Issuer or the Guarantor. Notice of redemption of Securities to be redeemed at the election of the Issuer or the Guarantor received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Issuer or the Guarantor.

                  So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange shall require, notice of redemption will be given by publication in a Authorized Newspaper in Luxembourg, or, if not practicable in Luxembourg, elsewhere in a Western European city. Notice to the Holders shall be given once not less than 20 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.


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SECTION 11.6.     Deposit of Redemption Price.

         By noon Eastern Standard Time on any Redemption Date of the Securities, the Issuer shall deposit with the Trustee or with the Paying Agent so directed by the Trustee (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security, if a Security, or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Issuer on Issuer Request as soon as administratively practicable after the Trustee receives such Issuer Request or, if then held by the Issuer, shall be discharged from such trust.


SECTION 11.7.     Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Issuer shall default in the payment of the Redemption Price, including accrued interest) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of, premium, if any, and, to the extent permitted by applicable law, accrued interest on such Security shall, until paid, bear interest from the Redemption Date at a rate of 3.25% per annum from May 28, 1997 to June 1, 2000 and thereafter at the rate of 8.25% per annum and such Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.


SECTION 11.8.     Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to
Section 10.2 (with, if the Issuer or the Trustee


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so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 11.9.     Conversion Arrangement on Call for Redemption.

         In connection with any redemption of Securities, the Issuer and the Guarantor may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers (the "Purchasers") to purchase such securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Issuer to pay the Redemption Price, together with interest accrued to the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Issuer, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article Twelve) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended though such time), subject to payment of the above amount as aforesaid. At the direction of the Issuer and the Guarantor, the Trustee shall hold and dispose of any such amount paid to it to the Holders in the same manner as it would monies deposited with it by the Issuer for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Issuer, the Guarantor and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Issuer and the Guarantor each agrees, jointly and severally, to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Issuer, the Guarantor and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.


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                                 ARTICLE TWELVE

                            CONVERSION OF SECURITIES


SECTION 12.1.     Conversion Privilege and Conversion Price.

         Subject to and upon compliance with the provisions of this Article Twelve, at the option of the Holder thereof, any Security may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Guarantor at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on June 1, 2002 subject, in the case of the conversion of any Global Security, to any applicable book-entry procedures of the Depositary therefor and the following sentence. In case a Security or portion thereof is called for redemption or is delivered for repurchase, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day prior to the Redemption Date or the Repurchase Date (as defined in Article Fifteen), as the case may be, unless the Issuer defaults in making the payment due upon redemption or repurchase, as the case may be.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially U.S.$35.50 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in this Article Twelve.


SECTION 12.2.     Exercise of Conversion Privilege.

         Beneficial owners of interests in a Global Security may exercise their right of conversion by delivering to the Depositary the appropriate instruction form for conversion pursuant to the Depositary's conversion program and, in the case of conversions through Euroclear or Cedel, in accordance with Euroclear's or Cedel's normal operating procedures. To convert an Individual Security into shares of Common Stock, a Holder must (i) complete and manually sign the conversion notice in the form set forth in Section 2.4 on the back of the Individual Security (or complete and manually sign a facsimile thereof) and deliver such notice to the Trustee at the office of State Street Bank and Trust Company, N.A., in New York, New York or the Conversion Agent in Luxembourg, (ii) surrender the Individual Security to the Trustee at the office of State Street Bank and Trust Company, N.A., in New York, New York or to the Conversion Agent in Luxembourg, (iii) if required, furnish appropriate endorsements and transfer documents, (iv) if required, pay all transfer or similar taxes, and (v) if required, pay funds equal to interest payable on the next interest payment date. The date on which all of the foregoing requirements have been satisfied is the date of surrender for conversion. Such notice of conversion can be obtained from the Trustee at the Corporate Trust Office or the office of any Conversion Agent. Each Security surrendered for conversion will be converted into Common Stock in registered form. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date to the


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opening of business on the next succeeding Interest Payment Date (except Notes called for redemption on a Redemption Date or to be repurchased on a Repurchase Date during, in each case, such period) shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Issuer of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) which has been called for redemption on a Redemption Date, or is repurchasable on a Repurchase Date, occurring, in either case, during the period from the close of business on any Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, which Security (or portion thereof, if applicable) is surrendered for conversion during such period, shall be paid to the Holder of such Security being converted in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. The interest so payable on such Interest Payment Date in respect of any Security (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for repurchase on a Repurchase Date, occurring, in either case, during the period from the close of business on any Record Date next preceding any Interest Payment Date, which Security (or portion thereof, as the case may be) is surrendered for conversion during such period, shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.7, no cash payment or adjustment shall be made upon any conversion on account of, if the date of conversion is not an Interest Payment Date, any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the shares of Common Stock issued upon conversion. The Issuer's delivery (or, at the option of the Guarantor, the Guarantor's delivery) to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Security is convertible will be deemed to satisfy the Issuer's obligation to pay the principal amount of the Security.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion, in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Issuer shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

         Subject to Section 3.5(d), all shares of Common Stock delivered upon such conversion of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to


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
be set forth on the Restricted Securities pursuant to Section 3.5(c) and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such shares of Common Stock; provided, however, that the Trustee or Conversion Agent shall have provided, to the Issuer or to the Transfer Agent for such shares of Common Stock, prior to or concurrently with a request to the Issuer to deliver such shares of Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

         In the case of any Security which is converted in part only, upon such conversion the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Issuer, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S.$1,000 or any integral multiple of $1,000 in excess thereof.


SECTION 12.3.     Fractions of Shares.

         No fractional shares of Common Stock shall be issued upon conversion of any Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Securities (or specified portions thereof), the Issuer shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Current Market Price per share of Common Stock (calculated in accordance with Section 12.4(8) below) at the close of business on the day of conversion.


SECTION 12.4.     Adjustment of Conversion Price.

         The Conversion Price shall be subject to adjustments from time to time as follows:

         (1) In case the Guarantor shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type


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
described in this Section 12.4(1) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

         (2) In case the Guarantor shall issue rights or warrants to all holders of its outstanding Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of shareholders entitled to receive such rights or warrants) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of shareholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of shareholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of shareholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date fixed for determination of shareholders entitled to receive such rights and warrants plus the total number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of shareholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such Common Stock, there shall be taken into account any consideration received by the Guarantor for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Guarantor Board.

         (3) In case outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.


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
         (4) In case the Guarantor shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Guarantor (other than any dividends or distributions to which Section 12.4(1) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 12.4(2), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in
Section 12.4(1) (any of the foregoing hereinafter in this Section 12.4(4) called the "Distribution Securities")), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Distribution Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of Common Stock on such Distribution Record Date less the fair market value (as determined by the Guarantor Board whose determination shall be conclusive, and described in a resolution of the Guarantor Board) on the Distribution Record Date of the portion of the Distribution Securities so distributed applicable to one share of Common Stock and the denominator shall be the Current Market Price per share of Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Distribution Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distribution Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distribution Securities such Holder would have received had such Holder converted each Security on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Guarantor Board determines the fair market value of any distribution for purposes of this
Section 12.4(4) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

         Rights or warrants distributed by the Guarantor to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Guarantor's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of shares of Common Stock, shall be deemed not to have been distributed for purposes of this Section 12.4 (and no adjustment to the Conversion Price under this Section 12.4 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 12.4(4). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 12.4 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

         For purposes of this Section 12.4(4) and Sections 12.4(1) and (2), any dividend or distribution to which this Section 12.4(4) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Price reduction required by this Section 12.4(4) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 12.4(1) and (2) with respect to such dividend or distribution shall then be made), except (A) the Distribution Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 12.4(1) and (2) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.4(1).

         (5) In case the Guarantor shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any quarterly period does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Conversion Price pursuant to this Section 12.4(5) (as adjusted to reflect subdivisions or combinations of the Common Stock), and
(B) 3.75% of the arithmetic average of the Closing Prices (determined as set forth in Section 12.4(8)) during the ten Trading Days immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Guarantor, whether voluntary or involuntary), then, in such case, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Distribution Record Date by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the Distribution Record Date less the amount of cash so distributed


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
(and not excluded as provided above) applicable to one share of Common Stock and the denominator shall be such Current Market Price of the Common Stock, such reduction to be effective immediately prior to the opening of business on the day following the Distribution Record Date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Distribution Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Security on the Distribution Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 12.4(5) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the semiannual cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 12.4(5) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

         (6) In case a tender or exchange offer made by the Guarantor or any subsidiary of the Guarantor for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders of consideration per share of Common Stock having a fair market value (as determined by the Guarantor Board, whose determination shall be conclusive and described in a resolution of the Guarantor Board) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Guarantor is obligated to purchase shares pursuant to any such tender or exchange offer, but the Guarantor is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made.


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         (7) In case of a tender or exchange offer made by a Person other than the Guarantor or any subsidiary of the Guarantor for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such Person of consideration per Common Share having a fair market value (as determined by the Guarantor Board, whose determination shall be conclusive, and described in a resolution of the Guarantor Board) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 12.4(7) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Guarantor to engage in any transaction described in Sections 7.1 or 7.2

         (8) For purposes of this Section 12.4, the following terms shall have the meaning indicated:

                  (a) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal security exchange or quotation system in the United States on which such security is quoted or listed or admitted to trading, or, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the Nasdaq National Market or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board for that purpose, or a price determined in good


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
         faith by the Board or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

                  (b) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(1), (2), (3), (4), (5), (6) or (7) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance, distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(1), (2), (3), (4), (5), (6) or (7) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance, distribution or Fundamental Change requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Guarantor Board in a manner consistent with any determination of such value for purposes of Section 12.4(4), (6) or
         (7) whose determination shall be conclusive and described in a resolution of the Guarantor Board) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one Common Share as of the close of business on the day before such "ex" date. For purposes of any computation under Section 12.4(6) or (7), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per Common Share for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(1), (2), (3), (4), (5), (6) or (7) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes


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
         effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

                  (c) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                  (d) "Distribution Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securi ties or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Guarantor Board or by statute, contract or otherwise).

                  (e) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or
         (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         (9) No adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(9)) would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments which by reason of this paragraph
(9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (10) The Issuer may, at its option, make such reductions in the Conversion Price as the Board or Guarantor Board deems advisable, in addition to those required by paragraphs (1), (2), (3), (4), (5), (6) or (7) of this Section
12.4 in order to avoid or diminish any income tax to any holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution on Common Stock (or rights to acquire such shares) or from any event treated as such for income tax purposes, resulting from any dividend or distribution of shares or issuance of rights or warrants to purchase or subscribe for shares or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Issuer from time to time may reduce the Conversion Price by any amount for any period of time if the period is (i) at least twenty (20) days, (ii) the reduction is irrevocable during the period and (iii) the Board or the Guarantor Board shall have made a determination that such reduction would be in the best interests of the Issuer or the


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
Guarantor, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Issuer shall give notice of the reduction to the Holders of Securities in the manner provided in
Section 1.6 at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

         (11) No adjustment of the Conversion Price will result in zero or a negative number.


SECTION 12.5.     Notice of Adjustments of Conversion Price.

         Whenever the Conversion Price is adjusted as herein provided:

                  (1) the Issuer shall compute the adjusted Conversion Price in accordance with Section 12.4 and shall prepare a certificate signed by the President, Treasurer, Chief Financial Officer or Vice President of Finance of the Issuer setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

                  (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall promptly be prepared and as soon as practicable thereafter, such notice shall be provided by the Issuer to all Holders in accordance with Section 1.6.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

         So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange shall require, notice of any adjustment of the Conversion Price pursuant to this Article Twelve will be given by publication in a Authorized Newspaper in Luxembourg, or, if not practicable in Luxembourg, elsewhere in a Western European city. Any failure of the Issuer to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such Conversion Price adjustment.


SECTION 12.6.     Notice of Certain Corporate Action.

         In case:

                  (a) the Guarantor shall declare a dividend (or any other distribution) on all or substantially all of its Common Stock payable
         (i) otherwise than exclusively in


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         cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.4; or

                  (b) the Guarantor shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights that would require any adjustment pursuant to Section 12.4; or

                  (c) of any reclassification of the Common Stock of the Guarantor (other than a subdivision or combination of its outstanding Common Stock), or of any consolidation or merger to which the Guarantor is a party and for which approval of any shareholders of the Guarantor is required, or of the sale or transfer of all or substantially all of the assets of the Guarantor; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Guarantor; or

                  (e) the Guarantor or any subsidiary of the Guarantor shall commence a tender offer for all or a portion of the Guarantor's outstanding Common Stock (or shall amend any such tender offer);

then the Issuer shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, share exchange, transfer, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Issuer with the Trustee.

         The preceding paragraph to the contrary notwithstanding, the Issuer shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of any tender offer by the Guarantor or any subsidiary of the Guarantor for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public


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generally (such notice to be sent to all Holders within five days after receipt of such notice by the Trustee or Conversion Agent from the Issuer).


SECTION 12.7.     Issuer to Provide Common Stock.

         The Issuer shall ensure that either (x) the Issuer has, or (y) the Guarantor shall at all times keep available, free from preemptive rights, out of its authorized but unissued Common Stock, the full number of shares of Common Stock for the purpose of effecting the conversion of Securities.


SECTION 12.8.     Taxes on Conversions.

         The Issuer and the Guarantor will pay any and all taxes and duties that may be payable in respect of the issue or delivery of Common Stock on conversion of Securities pursuant hereto. The Issuer and the Guarantor shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Issuer or the Guarantor the amount of any such tax or duty, or has established to the satisfaction of the Issuer or the Guarantor that such tax or duty has been paid.


SECTION 12.9.     Issuer Covenant as to Common Stock.

         The Issuer covenants that all Common Stock which may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 12.8, the Issuer will pay all taxes, liens and charges with respect to the issue thereof.


SECTION 12.10.    Cancellation of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee or the Paying Agent in Luxembourg or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in
Section 3.9.


SECTION 12.11. Provision in Case of Consolidation, Merger, or Sale of Assets of the Guarantor.

         In case of any consolidation of the Guarantor with, or merger of the Guarantor into, any other Person, or any merger of another Person into the Guarantor (other than a merger which does not


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
result in any reclassification, conversion, exchange or cancellation of outstanding Common Stock of the Guarantor) or any sale or transfer of all or substantially all of the assets of the Guarantor, the Issuer and the Person formed by such consolidation or resulting from such merger or which acquires such assets shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in
Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Guarantor into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Guarantor (i) is not a Person with which the Guarantor consolidated or into which the Guarantor merged or which merged into the Guarantor or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Guarantor held immediately prior to such consolidation, merger, sale or transfer by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purposes of this
Section 12.11 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 12.11 shall similarly apply to successive consolidations, mergers, sales or transfers. Notice of the execution of such a supplemental indenture shall be given by the Issuer to the Holder of each Security as provided in Section 1.6 promptly upon such execution.

         Neither the Trustee, any Paying Agent nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Issuer shall cause to be furnished to the Trustee upon request.


SECTION 12.12.             Responsibility of Trustee for Conversion Provisions.

         The Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature


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or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be responsible for any failure of the Issuer to make or calculate any cash payment or to issue, transfer or deliver any Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Issuer to comply with any of the covenants of the Issuer contained in this Article.


                                ARTICLE THIRTEEN

                           SUBORDINATION OF SECURITIES


SECTION 13.1.     Agreement of Subordination.

         The Issuer covenants and agrees, and each Holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Thirteen; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of, premium, if any, and interest on all Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article Eleven, or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article Fifteen, as the case may be, as provided in this Indenture and Additional Amounts, if any, and Liquidated Damages, if any) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Issuer, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article Thirteen shall prevent the occurrence of any default or Event of Default hereunder.


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SECTION 13.2.     Payments to Noteholders.

         No payment shall be made with respect to the principal of, or premium, if any, or interest on the Securities by the Issuer (including, but not limited to, the Redemption Price with respect to the Securities to be called for redemption in accordance with Article Eleven or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article Fifteen, as the case may be, as provided in this Indenture and Additional Amounts, if any, and Liquidated Damages, if any), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 13.5, if:

                  (i) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness of the Issuer has occurred and is continuing (or, in the case of Senior Indebtedness of the Issuer for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness of the Issuer), unless and until such default shall have been cured or waived or shall have ceased to exist; or

                  (ii) a default, other than a payment default, on Issuer Designated Senior Indebtedness occurs and is continuing that then permits holders of such Issuer Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Issuer Payment Blockage Notice") from a Representative of Issuer Designated Senior Indebtedness or the Issuer.

         If the Trustee receives any Issuer Payment Blockage Notice pursuant to clause (ii) above, no subsequent Issuer Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Issuer Payment Blockage Notice, and (B) all scheduled payments of principal, premium, if any, and interest on the Securities that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Issuer Payment Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Issuer Payment Blockage Notice.

         The Issuer may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

         (1) in the case of a payment default, the date upon which the default is cured or waived or ceases to exist, or

         (2) in the case of a default referred to in clause (ii) above, the earlier of the date on which such default is cured or waived or ceases to exist or 179 days after the date on which the applicable Issuer Payment Blockage Notice is received if the maturity of such Issuer Designated Senior Indebtedness has not been accelerated,


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unless this Article Thirteen otherwise prohibits the payment or distribution at the time of such payment or distribution (including without limitation, in the case of default referred to in clause (ii) above, as a result of a payment default with respect to the applicable Senior Indebtedness as a consequence of the acceleration of the maturity thereof or otherwise).

         Upon any payment by the Issuer, or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, moratorium of payments, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness of the Issuer shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Issuer, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Issuer before any payment is made on account of the principal of, premium, if any, or interest on the Securities by the Issuer (except payments by the Issuer made pursuant to Article Four from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Issuer or bankruptcy, insolvency, receivership or other proceeding, any payment by the Issuer, or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled, except for the provision of this Article Thirteen, shall (except as aforesaid) be paid by the Issuer or by any receiver, trustee in bankruptcy, moratorium of payments, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Issuer (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness of the Issuer held by such holders, or as otherwise required by law or a court order) or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Issuer may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness of the Issuer in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Issuer, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Issuer, before any payment or distribution is made to the Holders or to the Trustee.

         For purposes of this Article Thirteen, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Thirteen with respect to the Securities to the payment of all Senior Indebtedness of the Issuer which may at the time be outstanding; provided that (i) the Senior Indebtedness of the Issuer is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness of the Issuer (other than leases which are not assumed by the Issuer or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The merger of the Issuer into another corporation or the


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liquidation or dissolution of the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Seven shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.2 if such other corporation shall, as a part of such merger, conveyance or transfer, comply with the conditions stated in Article Seven.

         In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities in respect of the principal of, premium, if any, or interest on the Securities by the Issuer (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article Eleven or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article Fifteen as the case may be, as provided in this Indenture and Additional Amounts, if any, and Liquidated Damages, if any), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 13.5, until all Senior Indebtedness of the Issuer has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness of the Issuer or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Issuer shall promptly notify holders of Senior Indebtedness of the Issuer of the acceleration.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness of the Issuer is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Issuer, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Issuer, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness of the Issuer or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Issuer may have been issued, as their respective interests may appear, as calculated by the Issuer, for application to the payment of all Senior Indebtedness of the Issuer remaining unpaid to the extent necessary to pay all Senior Indebtedness of the Issuer in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Issuer, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness of the Issuer.

         Nothing in this Article Thirteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7. This Section 13.2 shall be subject to the further provisions of Section 13.5 and Section 17.2.


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SECTION 13.3.     Subrogation of Securities.

         Subject to the payment in full of all Senior Indebtedness of the Issuer, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness of the Issuer pursuant to the provisions of this Article Thirteen (equally and ratably with the holders of all indebtedness of the Issuer which by its express terms is subordinated to other indebtedness of the Issuer to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness of the Issuer to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Indebtedness of the Issuer until the principal, premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of the Issuer of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Thirteen, and no payment over pursuant to the provisions of this Article Thirteen, to or for the benefit of the holders of Senior Indebtedness of the Issuer by Holders of the Securities or the Trustee, shall, as between the Issuer, its creditors other than holders of Senior Indebtedness of the Issuer, and the Holders of the Securities, be deemed to be a payment by the Issuer to or on account of the Senior Indebtedness of the Issuer; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provisions of this Article Thirteen, which would otherwise have been paid to the holders of Senior Indebtedness of the Issuer shall be deemed to be a payment by the Issuer to or for the account of the Securities. It is understood that the provisions of this Article Thirteen are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness of the Issuer, on the other hand.

         Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuer, its creditors other than the holders of Senior Indebtedness of the Issuer, and the Holders of the Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Issuer other than the holders of the Senior Indebtedness of the Issuer, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of Senior Indebtedness of the Issuer in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Issuer referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the


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purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Issuer and other indebtedness of the Issuer, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article Thirteen.


SECTION 13.4.     Authorization to Effect Subordination.

         Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Thirteen and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 5.4 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness of the Issuer or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.


SECTION 13.5.     Notice to Trustee.

         The Issuer shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any Paying Agent of any fact known to the Issuer which would prohibit the making of any payment of monies deposited by the Issuer to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article Thirteen. Notwithstanding the provisions of this Article Thirteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies deposited by the Issuer to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Thirteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Issuer (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness of the Issuer or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 13.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies deposited by the Issuer and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything in this Article Thirteen to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 4.1, and any such payment shall not be subject to the provisions of Section 13.1 or 13.2.


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         The Trustee, subject to the provisions of Section 6.1, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness of the Issuer (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness of the Issuer or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness of the Issuer to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Issuer held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Thirteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.


SECTION 13.6.     Trustee's Relation to Senior Indebtedness of the Issuer.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen in respect of any Senior Indebtedness of the Issuer at any time held by it, to the same extent as any other holder of Senior Indebtedness of the Issuer, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness of the Issuer, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Issuer shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Issuer and, subject to the provisions of
Section 6.1, the Trustee shall not be liable to any holder of Senior Indebtedness of the Issuer if it shall pay over or deliver to Holders of Securities, the Issuer or any other person money or assets to which any holder of Senior Indebtedness of the Issuer shall be entitled by virtue of this Article Thirteen or otherwise.


SECTION 13.7.     No Impairment of Subordination.

         No right of any present or future holder of any Senior Indebtedness of the Issuer to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.


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SECTION 13.8.     Article Applicable to Paying Agents.

         If at any time any Paying Agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 13.5 shall not apply to the Issuer or any Affiliate of the Issuer if it or such Affiliate acts as Paying Agent.


SECTION 13.9.     Senior Indebtedness of the Issuer Entitled to Rely.

         The holders of Senior Indebtedness of the Issuer (including, without limitation, Issuer Designated Senior Indebtedness) shall have the right to rely upon this Article Thirteen, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.


                                ARTICLE FOURTEEN

                           SUBORDINATION OF GUARANTEE


SECTION 14.1.     Agreement of Subordination.

         The Guarantor covenants and agrees, and each Holder of Securities issued hereunder and by his acceptance thereof likewise covenants and agrees, that all payments by the Guarantor in respect of the Guarantee shall be issued subject to the provisions of this Article Fourteen; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of, premium, if any, and interest on all Securities pursuant to the Guarantee (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article Eleven, or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article Fifteen, as the case may be, as provided in this Indenture and Additional Amounts, if any, and Liquidated Damages, if any) shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article Fourteen shall prevent the occurrence of any default or Event of Default hereunder.

SECTION 14.2.     Payments to Noteholders.

         No payment shall be made with respect to the principal of, or premium, if any, or interest on the Securities pursuant to the Guarantee (including, but not limited to, the Redemption Price with respect to the Securities to be called for redemption in accordance with Article Eleven or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article Fifteen, as the case may be, as provided in this Indenture and Additional Amounts, if any, and Liquidated Damages, if any), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 14.5, if:

                  (i) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness of the Guarantor has occurred and is continuing (or, in the case of Senior Indebtedness of the Guarantor for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness of the Guarantor), unless and until such default shall have been cured or waived or shall have ceased to exist; or

                  (ii) a default, other than a payment default, on Guarantor Designated Senior Indebtedness occurs and is continuing that then permits holders of such Guarantor Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Guarantor Payment Blockage Notice") from a Representative of Guarantor Designated Senior Indebtedness or the Guarantor.

         If the Trustee receives any Guarantor Payment Blockage Notice pursuant to clause (ii) above, no subsequent Guarantor Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Guarantor Payment Blockage Notice, and (B) all scheduled payments of principal, premium, if any, and interest on the Securities that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Guarantor Payment Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Guarantor Payment Blockage Notice.

         The Guarantor may and shall resume payments on and distributions in respect of the Securities pursuant to the Guarantee upon the earlier of:

         (1) in the case of a payment default, the date upon which the default is cured or waived or ceases to exist, or

         (2) in the case of a default referred to in clause (ii) above, the earlier of the date on which such default is cured or waived or ceases to exist or 179 days after the date on which the applicable Guarantor Payment Blockage Notice is received if the maturity of such Guarantor Designated Senior Indebtedness has not been accelerated, unless this Article Fourteen otherwise prohibits the payment or distribution at the time of such payment or distribution (including, without limitation, in the case of a default referred to in clause (ii) above, as a result of a payment default with respect to the applicable Senior Indebtedness as a consequence of the acceleration of the maturity thereof or otherwise).

         Upon any payment by the Guarantor, or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Guarantor, whether voluntary or involuntary or in bankruptcy, moratorium of payments, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness of the Guarantor shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Guarantor, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Guarantor before any payment is made on account of the principal of, premium, if any, or interest on the securities pursuant to the Guarantee (except payments made pursuant to Article Four from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Guarantor or bankruptcy, insolvency, receivership or other proceeding, any payment by the Guarantor, or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled, except for the provision of this Article Fourteen, shall (except as aforesaid) be paid by the Guarantor or by any receiver, trustee in bankruptcy, moratorium of payments, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Guarantor (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness of the Guarantor held by such holders, or as otherwise required by law or a court order) or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Guarantor may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness of the Guarantor in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Guarantor, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Guarantor, before any payment or distribution is made to the Holders or to the Trustee.

         For purposes of this Article Fourteen, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fourteen with respect to the Guarantee to the payment of all Senior Indebtedness of the Guarantor which may at the time be outstanding; provided that (i) the Senior Indebtedness of the Guarantor is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness of the Guarantor (other than leases which are not assumed by the Guarantor or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The merger of the Guarantor into another


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
corporation, or the liquidation or dissolution of the Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Seven shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 14.2 if such other corporation shall, as a part of such merger, conveyance or transfer, comply with the conditions stated in Article Seven.

         In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities in respect of the principal of, premium, if any, or interest on the Securities pursuant to the Guarantee (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article Eleven or the Repurchase Price with respect to Securities submitted for repurchase in accordance with Article Fifteen, as the case may be, as provided in this Indenture and Additional Amounts, if any, and Liquidated Damages, if any), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 14.5, until all Senior Indebtedness of the Guarantor has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness of the Guarantor or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Guarantor shall promptly notify holders of Senior Indebtedness of the Guarantor of the acceleration.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness of the Guarantor is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Guarantor, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Guarantor, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness of the Guarantor or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Guarantor may have been issued, as their respective interests may appear, as calculated by the Guarantor, for application to the payment of all Senior Indebtedness of the Guarantor remaining unpaid to the extent necessary to pay all Senior Indebtedness of Guarantor in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of Guarantor, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness of Guarantor.

         Nothing in this Article Fourteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7. This Section 14.2 shall be subject to the further provisions of Section 14.5 and Section 17.2.


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
SECTION 14.3.     Subrogation of Securities.

         Subject to the payment in full of all Senior Indebtedness of the Guarantor, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness of the Guarantor pursuant to the provisions of this Article Fourteen (equally and ratably with the holders of all indebtedness of the Guarantor which by its express terms is subordinated to other indebtedness of the Guarantor to substantially the same extent as the Guarantee is subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness of the Guarantor to receive payments or distributions of cash, property or securities of the Guarantor applicable to the Senior Indebtedness of the Guarantor until the principal, premium, if any, and interest on the Securities pursuant to the Guarantee shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of the Guarantor of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fourteen, and no payment over pursuant to the provisions of this Article Fourteen, to or for the benefit of the holders of Senior Indebtedness of the Guarantor by Holders of the Securities or the Trustee, shall, as between the Guarantor, its creditors other than holders of Senior Indebtedness of the Guarantor, and the Holders of the Securities, be deemed to be a payment by the Guarantor to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provisions of this Article Fourteen, which would otherwise have been paid to the holders of Senior Indebtedness of the Guarantor shall be deemed to be a payment by the Guarantor to or for the account of the Securities. It is understood that the provisions of this Article Fourteen are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness of the Guarantor, on the other hand.

         Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the Holders of the Securities, the obligation of the Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities amounts due on the Guarantee pursuant to the Guarantee as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Guarantor other than the holders of the Senior Indebtedness of the Guarantor, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness of the Guarantor in respect of cash, property or securities of the Guarantor received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Guarantor referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Guarantor and other indebtedness of the Guarantor, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article Fourteen.


SECTION 14.4.     Authorization to Effect Subordination.

         Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fourteen and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 5.4 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness of the Guarantor or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.


SECTION 14.5.     Notice to Trustee.

         The Guarantor shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any Paying Agent of any fact known to the Guarantor which would prohibit the making of any payment of monies deposited by the Guarantor to or by the Trustee or any Paying Agent in respect of the Guarantee pursuant to the provisions of this Article Fourteen. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies deposited by the Guarantor to or by the Trustee in respect of the Guarantee pursuant to the provisions of this Article Fourteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Guarantor (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness of the Guarantor or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security pursuant to the Guarantee) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 14.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         Notwithstanding anything in this Article Fourteen to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 4.1, and any such payment shall not be subject to the provisions of Section 14.1 or 14.2.

         The Trustee, subject to the provisions of Section 6.1, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness of the Guarantor (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness of the Guarantor or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness of the Guarantor to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Guarantor held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.


SECTION 14.6.     Trustee's Relation to Senior Indebtedness of the Guarantor.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen in respect of any Senior Indebtedness of the Guarantor at any time held by it, to the same extent as any other holder of Senior Indebtedness of the Guarantor, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness of the Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Guarantor shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Guarantor and, subject to the provisions of Section 6.1, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Guarantor or any other person money or assets to which any holder of Senior Indebtedness of the Guarantor shall be entitled by virtue of this Article Fourteen or otherwise.


SECTION 14.7.     No Impairment of Subordination.

         No right of any present or future holder of any Senior Indebtedness of the Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.


SECTION 14.8.     Certain Conversions Deemed Payment.

         For the purposes of this Article Fourteen only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Twelve shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities pursuant to the Guarantee, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 12.2), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security pursuant to the Guarantee. For the purposes of this Section 14.8, the term "junior securities" means (a) shares of any stock of any class of the Guarantor (including, without limitation, the Common Stock of the Guarantor), or (b) securities of the Guarantor which are subordinated in right of payment to all Senior Indebtedness of the Guarantor which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subor dinated as provided in this Article. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Guarantor, its creditors other than holders of Senior Indebtedness of the Guarantor and the Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Twelve.


SECTION 14.9.     Article Applicable to Paying Agents.

         If at any time any Paying Agent other than the Trustee shall have been appointed by the Guarantor and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 14.5 shall not apply to the Guarantor or any Affiliate of the Guarantor if it or such Affiliate acts as Paying Agent.


SECTION 14.10.    Senior Indebtedness of the Guarantor Entitled to Rely.

         The holders of Senior Indebtedness of the Guarantor (including, without limitation, Guarantor, Designated Senior Indebtedness) shall have the right to rely upon this Article Thirteen, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

                                 ARTICLE FIFTEEN

                  REPURCHASE OF SECURITIES AT THE OPTION OF THE
                        HOLDER UPON A FUNDAMENTAL CHANGE


SECTION 15.1.     Right to Require Repurchase.

         In the event that a Fundamental Change (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Issuer to repurchase, and upon the exercise of such right the Issuer shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to U.S.$5,000 or integral multiples of U.S.$1,000 in excess thereof), on the date (the "Repurchase Date") that is 45 days after the date of the Issuer Notice (as defined in Section 15.2) at the following prices (expressed as percentages of the Accreted Value) (the "Repurchase Price") in the event of a Fundamental Change occurring during the 12-month period beginning June 1 (plus interest accrued to, but excluding, the Repurchase Date):

Year                            Percentage        Year                             Percentage
----                            ----------        ----                             ----------
1997..........................     102%           2000...........................     102%
1998..........................     102            2001...........................     101
1999..........................     102

and 100% at June 1, 2002; provided that if the Applicable Price with respect to the Fundamental Change is less than the Reference Market Price, the Issuer shall repurchase such Notes at a price equal to the foregoing Repurchase Price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price; and provided, further, that installments of interest on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the Regular Record Date according to their terms and the provisions of Section 3.7. Such right to require the repurchase of the Securities shall not continue after a discharge of the Issuer from its obligations with respect to the Securities in accordance with Article Four, unless a Fundamental Change shall have occurred prior to such discharge. Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(1) and 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

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SECTION 15.2.              Notices; Method of Exercising Repurchase Right, Etc.

         (a) Unless the Issuer shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Fundamental Change, the Issuer or, at the request and expense of the Issuer, the Trustee, shall give to all Holders of Securities, in the manner provided in
Section 1.6, notice (the "Issuer Notice") of the occurrence of the Fundamental Change and of the repurchase right set forth herein arising as a result thereof. The Issuer shall also deliver a copy of such notice of a repurchase right to the Trustee.

                  Each notice of a repurchase right shall state:

                  (1)  the Repurchase Date,

                  (2)  the date by which the repurchase right must be exercised,

                  (3)  the Repurchase Price,

                  (4) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such Securities maturing after the Repurchase Date, are to be surrendered for payment of the Repurchase Price and accrued interest, if any,

                  (5) that on the Repurchase Date the Repurchase Price, and accrued interest, if any, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date, and

                  (6) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion.

         So long as the Securities are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange shall require, on or before the 30th day after the occurrence of a Fundamental Change, the Issuer or, at the request of the Issuer, the Paying Agent in Luxembourg, will provide notice of such Fundamental Change by publishing such notice in a Authorized Newspaper in Luxembourg, or, if not practicable in Luxembourg, elsewhere in a Western European city. No failure of the Issuer to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

         If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

         (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Issuer Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the

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Securities to be repurchased (and, if any Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Securities with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Business Day prior to the Repurchase Date.

         (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Issuer shall pay or cause to be paid to the Trustee or the Paying Agent the Repurchase Price in cash, as provided above, for payment to the Holder on the Repurchase Date together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which their purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, in the case of Securities, to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

         (d) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 3.25% per annum from May 28, 1997 to June 1, 2000 and thereafter at a rate of 8.25% per annum, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

         (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

         (f) All securities delivered for repurchase shall be delivered to the Trustee, the Paying Agent or any other agents (as shall be set forth in the Issuer Notice) to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.


SECTION 15.3.              Merger, Consolidation, etc.

         In the case of any merger, consolidation, sale or transfer of all or substantially all of the assets of the Guarantor to which Section 12.11 applies, in which the Common Stock of the Guarantor is


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changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes Common Stock of the Guarantor or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Guarantor, which determination shall be conclusive and binding), then the Issuer and the Person resulting from such merger or consolidation or which acquires the properties or assets (including cash) of the Guarantor, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Issuer to repurchase the Securities following a Fundamental Change, including without limitation the applicable provisions of this Article Fifteen and the definitions of the Common Stock and Fundamental Change, as appropriate, and such other related definitions set forth herein as determined in good faith by the Issuer and the Guarantor (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Fundamental Change to the common stock and the issuer thereof if different from the Guarantor and the Common Stock of the Guarantor.


                                 ARTICLE SIXTEEN

                 HOLDERS LISTS AND REPORTS BY TRUSTEE AND ISSUER


SECTION 16.1.         Issuer to Furnish Trustee Names and Addresses of Holders.

         The Issuer will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that no such list need be furnished so long as the Trustee is acting as Security Registrar.


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SECTION 16.2.     Preservation of Information.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 16.1, if any, and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it pursuant to Section
16.1 upon receipt of a new list so furnished.

         (b) If and when this Indenture has become qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 16.3.     Reports by Trustee.

         (a) If and when this Indenture becomes qualified under the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) If and when this Indenture becomes qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Issuer and Guarantor. The Issuer or the Guarantor will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 16.4.     Reports by Issuer and Guarantor.

         If and when this Indenture becomes qualified under the Trust Indenture Act, the Issuer and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


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                                ARTICLE SEVENTEEN

                                    GUARANTEE


SECTION 17.1.     Guarantee.

         The Guarantor hereby unconditionally guarantees to each Holder and to the Trustee on behalf of each Holder (i) the due and punctual payment of the principal of and interest on and all other amounts payable under each Security provided for pursuant to this Indenture and the terms of such Security when and as the same shall become due and payable, whether at the Stated Maturity, upon acceleration, by repurchase, by call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture and (ii) the performance by the Issuer of all other obligations of the Issuer hereunder and under the Securities. The Guarantee will not be discharged with respect to any Security except by payment in full of the principal thereof and interest thereon and the performance of all such obligations. In case of the failure of the Issuer punctually to pay any such principal or interest the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, by repurchase, by call for redemption or otherwise, and as if such payment were made by the Issuer.

         For purposes of this Article Seventeen, each reference to the payment of principal of any Security, whether at the Stated Maturity, by acceleration, by repurchase, by redemption, upon exchange or otherwise, shall include the delivery of Common Stock as and to the extent provided by the terms of such Security and of this Indenture.

         The Guarantor hereby agrees that is obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and unaffected by, any invalidity, irregularity or unenforceability of any Security or this Indenture, any failure to enforce the provisions of any Security or this Indenture, any waiver, modification or indulgence granted to the Issuer with respect thereto by the Holders or the Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall without the written consent of the Guarantor increase the principal amount of a Security or the interest rate thereon or change the currency of payment with respect to any Security, or alter the Stated Maturity thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer (including, for the avoidance of doubt, any right which the Guarantor may have to require the seizure and sale of the assets of the Issuer to satisfy the outstanding principal of, interest on, or any other amounts payable under, each Security prior to recourse against the Guarantor or its assets), protest or notice with respect to any Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to any Security except by payment in full of the principal thereof and interest thereon. If at any time any payment of principal of or interest or other amount on such Security is rescinded or must be otherwise restored or returned upon


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the insolvency, bankruptcy or reorganization of the Issuer, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as of the date of such rescission, restoration or return as though such payment had become due but had not been made at such time.


SECTION 17.2.     Subordination of Payments under Guarantee.

         Any payments made by or on behalf of the Guarantor, including without limitation, any distribution of cash, property or securities of the Guarantor pursuant to this Article Seventeen, shall be subject to the provisions of Article Fourteen and shall not be subject to the provisions of Article Thirteen.


SECTION 17.3.     Subrogation.

         The Guarantor shall be subrogated to all rights of each Holder against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee.

                              ---------------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                        ATMEL S.A.


                        By   /s/ Donald Colvin
                            --------------------------------------------------
                              Name:     Donald Colvin
                              Title:    President


                        ATMEL CORPORATION


                        By   /s/ Kris Chellam
                            --------------------------------------------------
                              Name:     Kris Chellam
                              Title:    Vice President, Finance Administration
                                        and Chief Financial Officer






                        STATE STREET BANK AND TRUST
                        COMPANY OF CALIFORNIA, N.A.,
                        Trustee

                        By   /s/ Jeanie Mar
                            --------------------------------------------------
                            Name:       Jeanie Mar
                            Title:      Assistant Vice President




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